       As filed with the Securities and Exchange Commission on May 2, 2002

                                                       Registration No. 33-11371
                                                               File No. 811-4982
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No.    [ ]
                                                 ---

                       Post-Effective Amendment No. 44 [X]

                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 [ ]

                              Amendment No. 46 [X]

                        (Check appropriate box or boxes)

                                   ----------

                              HEARTLAND GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

                             789 NORTH WATER STREET
                           MILWAUKEE, WISCONSIN 53202
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (414) 347-7777

                              JILAINE HUMMEL BAUER
                  Vice President, Secretary and General Counsel
                            Heartland Advisors, Inc.
                             789 North Water Street
                           Milwaukee, Wisconsin 53202
                     (Name and Address of Agent for Service)

                                    Copy to:
                            CONRAD G. GOODKIND, ESQ.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

 It is proposed that this filing will become effective (check appropriate box):

          [X]  immediately upon filing pursuant to paragraph (b)
          [ ]  on (date) pursuant to paragraph (b)
          [ ]  60 days after filing pursuant to paragraph (a)(1)
          [ ]  on (date) pursuant to paragraph (a)(1)
          [ ]  75 days after filing pursuant to paragraph (a)(2)
          [ ]  on May 1, 2002 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS/MAY 1, 2002

This prospectus contains information you should know about the following mutual fund portfolios of Heartland Group, Inc. (the "Funds") before you invest. Each Fund is a no-load fund. Investors pay no sales fees to purchase their shares. Investments for each of the Funds are selected on a value basis.

Heartland Select Value Fund

Its investment objective is long-term capital appreciation. Although this Fund invests in a limited number of stocks, it will consider companies of all market capitalization sizes.

Heartland Value Plus Fund

Its investment objectives are long-term capital appreciation and modest current income. This Fund seeks to achieve its objectives primarily through investing in a limited number of small company stocks.

Heartland Value Fund

Its investment objective is long-term capital appreciation. This Fund seeks to achieve its objective through investing in small company stocks.

The Securities and Exchange Commission has not approved the shares of these Funds or any other mutual fund, nor determined whether this or any other prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

RISK/RETURN SUMMARY:  INVESTMENTS, RISKS AND PERFORMANCE....................  3

         The Heartland Investment Philosophy................................  3
         Select Value Fund..................................................  4
         Value Plus Fund....................................................  6
         Value Fund.........................................................  8
         Fees and Expenses of the Funds..................................... 11
         Investment Returns................................................. 12

MANAGEMENT OF THE FUNDS..................................................... 13

         Heartland Group.................................................... 13
         Heartland Advisors................................................. 13

PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS........................ 16

         Value Investing the Heartland Way.................................. 17
         Smaller Company Securities......................................... 18
         Temporary Positions................................................ 19
         Other Investment Strategies and Investment Risks................... 19
         Portfolio Turnover................................................. 22
         Changes to Investment Goals........................................ 22

HOW TO INVEST............................................................... 23

ACCOUNT POLICIES............................................................ 25

         Redeeming Shares................................................... 26
         Exchanging Shares.................................................. 28
         Share Price........................................................ 29

SHAREHOLDER INFORMATION AND REPORTING....................................... 29

         Heartland Value Source(TM)..........................................29
         Investment Reports and Prospectuses................................ 29
         Dividends and Capital Gain Distributions........................... 30
         Taxes.............................................................. 30
         Privacy Policy..................................................... 31
         Financial Highlights............................................... 32

An investment in a Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. Each Fund's share price will fluctuate.

             RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

THE HEARTLAND INVESTMENT PHILOSOPHY

The Heartland Family of Funds uses a value investment philosophy to select equity securities. The Funds search for under-researched, under-followed, or under-valued securities. As value investors, we seek to capitalize on inefficiencies in the financial markets by investing in stocks whose current market prices are at significant discounts to our evaluation of their true or intrinsic value, which is the amount we believe a company would be worth in a going-private or buyout scenario. In assessing the intrinsic value of a company, we examine its cash flows and use other traditional valuation measures such as price-to-book value, price-to-earnings ratio, price-to-cash flow ratio and earnings growth.

The Heartland Approach to Investing. The Funds' investments are selected using Heartland Advisors' proprietary Equity Ten Point Value Investment Grid(TM), a set of strict value criteria:

.. Catalyst for recognition                . Positive earnings dynamics
.. Low price in relation to earnings       . Business strategy
.. Low price in relation to cash flow      . Capable management and insider
                                            ownership
.. Low price in relation to book value     . Value of the company
.. Financial soundness                     . Positive technical analysis

Heartland Advisors typically sells securities in the Funds' portfolios when it considers them to be overvalued relative to other investments using the above criteria.

SELECT VALUE FUND

Investment Goal. The Select Value Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund invests primarily in common stocks whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Normally, the Fund invests in common stocks of companies with market capitalizations in excess of $500 million, but it may invest in companies of all sizes. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors' perceptions of relative valuations, future prospects and market conditions.

Principal Risks. The principal risk of investing in the Select Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline. At times the Fund may invest in stocks of small or mid-sized companies, which are generally more volatile and less liquid than stocks of larger, more established companies.

The Fund invests in a limited number of stocks (currently 35 to 50). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

Who Should Consider Investing in the Fund? The Select Value Fund is designed for investors who seek long-term capital appreciation from a diversified, actively managed portfolio of stocks of companies of all sizes. The Fund's investment style is constructed to fit the core value portion of an investor's equity portfolio. The Fund is designed for investors who can accept the volatility and other investment risks of the broad-based equity markets, but want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Select Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year since January 1, 1997. Table II shows how the Fund's average annual total returns compare to those of a securities market index. Past performance cannot predict or guarantee future results.

TABLE I

Select Value Fund - Year-by-Year Total Returns

   [CHART]

1997    22.91%
1998     1.73%
1999     1.95%
2000    30.63%
2001    16.43%

Best Quarter:

Q2 '97    14.53%

Worst Quarter:

Q3 '98   -15.99%

TABLE II

Select Value Fund - Average Annual Total Returns
(for the periods ended December 31, 2001)

                                                             Life of Fund
                                         1 Year   5 Years   (since 10/11/96)
                                         ------   -------   ----------------
Return Before Taxes                      16.43%    14.16%         14.58%
Return After Taxes on Distributions      16.03%    12.82%         13.29%
Return After Taxes on Distributions
     and Sale of Fund Shares             10.08%    11.03%         11.45%

----------------------------------------------------------------------------

S&P Midcap 400 Barra Value Index/(1)/     7.14%    14.54%         15.69%
(reflects no deduction for fees,
expenses or taxes)

----------
/(1)/ The S&P Midcap 400 Barra Value Index is an unmanaged index of companies within the S&P Mid Cap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VALUE PLUS FUND

Investment Goal. The Value Plus Fund seeks long-term capital appreciation and modest current income.

Principal Investment Strategies. The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

Principal Risks. The principal risk of investing in the Value Plus Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline.

The Fund invests in a limited number of stocks (currently 30 to 50). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

Investing in the equity securities of smaller cap companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. These risks generally increase as the size of the companies decreases. There is no assurance that the income-producing features of the securities in which the Fund invests will reduce the risks associated with investing in small companies or the Fund's volatility.

Who Should Consider Investing in the Fund? The Value Plus Fund is designed for investors who seek capital appreciation from small company stocks with modest dividend income. It is designed for long-term investors who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Value Plus Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year since January 1, 1994. Table II shows how the Fund's average annual total returns compare to those of a securities market index. Past performance cannot predict or guarantee future results.

TABLE I

Value Plus Fund - Year-by-Year Total Returns

  [CHART]

1994    4.95%
1995   24.39%
1996   33.00%
1997   30.60%
1998  -10.78%
1999    1.67%
2000  - 8.83%
2001   34.76%

Best Quarter:

Q4 '01    18.95%

Worst Quarter:

Q3 '99   -13.91%

TABLE II

Value Plus Fund - Average Annual Total Returns
(for the periods ended December 31, 2001)

                                                              Life of Fund
                                         1 Year   5 Years   (since 10/26/93)
                                         ------   -------   ----------------

Return Before Taxes                      34.76%     7.80%        11.42%
Return  After Taxes on
Distributions                            34.11%     6.05%         9.33%
Return After Taxes on
Distributions and Sale of Fund
Shares                                   21.12%     5.45%         8.42%

----------------------------------------------------------------------------

Russell 2000 Value Index/(1)/            14.03%    11.21%         12.35%
(reflects no deduction for
fees, expenses or taxes)

----------
/(1)/ The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values, and is considered representative of the market for small cap "value" stocks as opposed to "growth" stocks.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VALUE FUND

Investment Goal. The Value Fund seeks long-term capital appreciation through investing in small companies.

Principal Investment Strategies. The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in companies with market capitalizations of less than $300 million.

fPrincipal Risks. The principal risk of investing in the Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline.

Investing in the equity securities of smaller companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. These risks generally increase as the size of the companies decreases.

Who Should Consider Investing in The Fund? The Value Fund is designed for investors who seek long-term capital appreciation from small company stocks. It is designed for investors who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year over the past 10 years. Table II shows how the Fund's average annual total returns compare to those of two different securities market indices. Past performance cannot predict or guarantee future results.

TABLE I

Value Fund - Year-by-Year Total Returns

   [CHART]

1992   42.48%
1993   18.77%
1994    1.71%
1995   29.80%
1996   20.99%
1997   23.19%
1998  -11.46%
1999   25.01%
2000    2.03%
2001   29.45%

Best Quarter:

Q2 '99    21.73%

Worst Quarter:

Q3 '98   -18.57%

TABLE II

Value Fund - Average Annual Total Returns
(for the periods ended December 31, 2001)

                                         1 Year   5 Years   10 Years
                                         ------   -------   --------
Return Before Taxes                      29.45%    12.49%    17.15%
Return After Taxes on
Distributions                            25.58%    10.22%    14.78%
Return After Taxes on
Distribution and Sale of Fund
Shares                                   20.44%     9.61%    13.82%

--------------------------------------------------------------------

Russell 2000 Value Index/(1)/            14.03%    11.21%    15.12%
(reflects no deduction for
fees, expenses or taxes)

Russell 2000 Index/(2)/                   2.49%     7.52%    11.51%
(reflects no deduction for
fees, expenses or taxes)

----------
/(1)/ The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values, and is considered representative of the market for small cap "value" stocks as opposed to "growth" stocks.

/(2)/ The Russell 2000 Index is an unmanaged index of 2,000 stocks considered representative of the small cap market.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUNDS

This summary describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment).

                                                        Select Value   Value Plus       Value
                                                            Fund          Fund           Fund
                                                        ------------   ----------       -----
Maximum sales charge (load) imposed on purchases            None          None           None
Maximum deferred sales charge (load)                        None          None           None
Maximum  sales charge  (load)  imposed on  reinvested
dividends/ distributions                                    None          None           None
Redemption Fee                                              None/(1)/     1%/(1)//(2)/   1%/(1)//(2)/

Annual Fund Operating Expenses (expenses that are deducted from Fund assets).

                                             Select Value   Value Plus   Value
                                                 Fund          Fund       Fund
                                             ------------   ----------   -----
Management fees                                  0.75%         0.70%     0.75%
Distribution (12b-1) fees                        0.25%         0.25%     0.25%
Other expenses, including interest expense       0.93%         0.53%     0.29%
                                                 ----          ----      ----
Total annual Fund operating expenses             1.93%         1.48%     1.29%

----------
/(1)/ You will be charged a service fee (currently $6.50) if you request that your redemption proceeds be wired to your bank account and a delivery charge (currently $12.00) if you request that your redemption proceeds be sent by express mail. Redemptions through a broker-dealer or other financial intermediary may be subject to special fees and charges imposed by the broker-dealer or other intermediary.

/(2)/ The Value Plus Fund and the Value Fund each charges an early redemption fee equal to 1% of the proceeds from shares redeemed or exchanged that are held for less than 90 days. The fee is intended to encourage long-term investment in the Fund, to defray certain transaction expenses caused by early redemptions and to facilitate portfolio management. The early redemption fee does not apply to certain transactions and accounts (such as IRAs and tax-qualified retirement plans). The Select Value Fund reserves the right, upon notice to you, to charge an early redemption fee as well. All early redemption fees collected by a Fund are retained by the Fund for the benefit of the remaining shareholders.

Example. (This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, and (b) each Fund's total annual fund operating expenses remain the same as shown in the preceding table. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Funds may be higher or lower.)

                                 Select       Value      Value
                               Value Fund   Plus Fund    Fund
                               ----------   ---------   ------
One Year                         $  196       $  151    $  131
Three Years                      $  606       $  468    $  409
Five Years                       $1,042       $  808    $  708
Ten Years                        $2,254       $1,768    $1,556

INVESTMENT RETURNS

--------------------------------------------------------------------------------
Portfolio Performance vs. Index Performance. The information about each Fund's past performance includes a comparison of the Fund's average annual total returns to a broad-based market index believed to be representative of the Fund's portfolio. An index is not available for direct investment, and past performance cannot guarantee or predict future results. The securities included in an index are not an exact match to the holdings in a mutual fund portfolio. The performance of a mutual fund portfolio will differ from that of an index. Unlike an index, a mutual fund portfolio is affected by operating expenses and cash flow activity caused by daily purchases and redemptions. In addition, a mutual fund portfolio will differ from the index in the number and size of holdings or securities, their relative sector and industry weightings, the market capitalization of individual securities and the median capitalization of the index and Fund overall. Fee waivers may have been in effect for the Funds during the periods in which performance information is presented. Without fee waivers, the Funds' returns and yields would have been lower.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Definitions. Total return measures the change in the share price of a Fund and assumes the reinvestment of dividends and capital gains. Cumulative total return is actual return for a given period, but does not indicate how much return fluctuated during the period. Average annual total return is the hypothetical constant annual return that would have produced a Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a given period produces a Fund's cumulative total return. After-tax returns measure the impact of assumed federal income taxes calculated using highest historical individual federal marginal rates. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period. After tax returns do not reflect state or local taxes and actual after tax returns depend on the investor's tax situation and may differ from those shown.
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

HEARTLAND GROUP

The Funds are mutual fund series of Heartland Group, Inc.("Heartland"). For each of the Funds, the shares offered by this prospectus are the "no-load" class. No other classes of shares have been authorized at this time.

Under applicable law, the Board of Directors is responsible for management of Heartland and provides broad supervision over its affairs. Pursuant to Heartland's Bylaws, the Board delegates day-to-day responsibility for the management of Funds to Heartland's officers. The Board meets regularly to review the Funds' investments, performance and expenses. It elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor and distributor. As a matter of policy, Heartland requires that a majority of its Board members be independent of the Funds' investment advisor and distributor.

Heartland, Heartland Advisors, Inc., Heartland's investment advisor, and Heartland Investor Services, LLC, Heartland's distributor, each have adopted a code of ethics designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interests of their respective directors, officers and employees. Under their respective codes, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds.

HEARTLAND ADVISORS

Founded in 1982 by William J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor(R) , is an independent firm indirectly owned by its employees through Heartland Holdings, Inc. Heartland Advisors manages the Funds' investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also provides various administrative services to the Funds. In addition to managing the Heartland family of equity and fixed-income mutual funds, Heartland Advisors provides investment advisory services to individuals, institutions and retirement plans. Its principal offices are located at, and its mailing address is, 789 North Water Street, Milwaukee, Wisconsin 53202.

Portfolio Managers.  The portfolio managers for the Funds are as follows:

          Select Value Fund   M. Gerard Sandel (lead manager)
                              Eric J. Miller

          Value Plus Fund     M. Gerard Sandel (lead manager)
                              William J. Nasgovitz
                              D. Rodney Hathaway

          Value Fund          William J. Nasgovitz
                              Eric J. Miller

D. Rodney Hathaway, a Chartered Financial Analyst (CFA), has served as a co-portfolio manager of the Value Plus Fund since January 2002. Mr. Hathaway joined Heartland Advisors in November 1997 as an equity research analyst and is a Vice President. Previously, he had been an equity research analyst with Banc One Investment Advisors from December 1994 until November 1997 and an equity research associate with Robert W. Baird & Co., Incorporated from September 1993 until December 1994.

Eric J. Miller, a Certified Management Accountant (CMA), has served as co-portfolio manager for the Select Value Fund since September 1999. He has also served as co-portfolio manager of the Value Fund since July 1997. Mr. Miller, who also serves as a portfolio manager for advisory clients, is a Senior Vice President and a Director of Heartland Advisors, having joined the firm as a research analyst in January 1994. Prior to that time, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

William J. Nasgovitz is co-portfolio manager for the Value Plus Fund and the Value Fund, having been a portfolio manager of those Funds since commencement of their operations. Mr. Nasgovitz has been President, Chief Executive Officer and a Director of Heartland Advisors for the past five years. During this same period, he also has been President and a Director of Heartland.

M. Gerard Sandel has served as co-portfolio manager for the Select Value Fund since September 1999, and for the Value Plus Fund since June 2000. Mr. Sandel, a Chartered Financial Analyst (CFA), is the lead portfolio manager for both Funds, meaning he has final authority over investment decisions. He joined Heartland Advisors in August 1999 as Senior Vice President. He was previously a Senior Vice President and principal of Stein Roe & Farnham Incorporated and portfolio manager for institutional and mutual fund accounts since July 1997. Prior to that time, Mr. Sandel was Vice President of M&I Investment Management Corporation since October 1993, where he was a portfolio manager for institutional and mutual fund accounts.

Management Fee and Expense Limitation. For Heartland Advisors' investment management services, each of the Funds pays an annual fee, accrued daily and paid monthly, computed as a percentage of each Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Funds paid the following advisory fees which are set forth as a percentage of average daily net assets:

       Fund                    Advisory Fee
-----------------   --------------------------------
Select Value Fund   0.30% (0.75% before fee waivers)
Value Plus Fund     0.70%
Value Fund          0.75%

From time to time, Heartland Advisors may waive fees paid to it by a Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent necessary to ensure that the Fund's total annual ordinary operating expenses do not exceed a certain percentage of average net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice. Waivers and reimbursements have the effect of lowering a Fund's overall expense ratio and increasing the Fund's overall return to investors.

During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund's ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. If operating expenses fall below the aforementioned expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or when such three-year period expires.

From June 1, 2000 through November 30, 2001, the Advisor voluntarily agreed to waive fees and/or reimburse expenses for the Select Value Fund to the extent that total annual operating expenses (excluding brokerage commissions, interest and taxes) exceed 1.25%.

Rule 12b-1 Fees. Each Fund has adopted a plan under Rule 12b-1 whereby the Fund pays the Fund's principal underwriter and distributor, Heartland Investor Services, LLC (the "Distributor"), an amount up to 0.25% of the Fund's average daily net assets computed on an annual basis and paid monthly as reimbursement for the expenses incurred by the Distributor in distributing the Fund's shares and providing certain shareholder services. Because the fee is paid out of a Fund's assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

Litigation. Beginning in late October 2000, Heartland, its High-Yield Municipal Bond and Short Duration High-Yield Municipal Funds (the "High-Yield Funds"), as well as Heartland Advisors and certain of its present and former employees, Heartland's directors, and its independent accountants, were named as defendants in a number of purported class actions brought by shareholders of the High-Yield Funds in federal court. The federal class actions were subsequently consolidated into a single case.

An amended class action complaint was filed in the federal consolidated case on October 1, 2001. It alleged, among other things, that the information concerning the High-Yield Funds contained in Heartland's prospectus and other disclosures was false and misleading in that it overstated the High-Yield Funds' net asset values and performance and understated the risks associated with investing in the High-Yield Funds. It alleged that Heartland as a whole, including all of the Funds, was responsible for the alleged damages. Heartland's assets consist exclusively of the assets of its various Funds.

On March 15, 2002, a proposed Stipulation of Partial Settlement ("Stipulation") was filed in the consolidated class action by the federal class plaintiffs, Heartland, the High-Yield Funds, Heartland Advisors and certain of its present and former employees, and Heartland's directors (together, the "settling defendants"). In that Stipulation, the federal class plaintiffs agreed to dismiss and release all claims, including the federal class actions, against the settling defendants. Correspondingly, a settlement fund of $14,000,000 has been established on behalf of the settling defendants to settle the lawsuit ("partial settlement amount"). Neither Heartland nor any of its separate Funds, directors or officers were required to contribute to the fund. On April 5, 2002, the United States District Court of the Eastern District of Wisconsin entered an order preliminarily approving the Stipulation and setting a settlement fairness hearing on June 21, 2002 to, among other things, determine whether the Stipulation is fair and reasonable and to allow class members to file requests to be excluded from the class.

A remaining case by an individual in the Circuit Court in the County of Milwaukee, Wisconsin is still pending against the same parties named in the federal class action, based on the same allegations as the federal class action. Because of the preliminary stage of this litigation, the ultimate determination cannot be predicted, including the amount of any award, the entities, series or individuals that ultimately may be required to pay any award or the timing of such determination.

On March 21, 2001, at the request of the Securities and Exchange Commission and with the consent of Heartland, a federal court order was entered freezing the assets of the High-Yield Funds and of the Heartland Taxable Short Duration High-Yield Fund ("TSD Fund"), and appointing a receiver for the benefit of investors. The basis for the order was the inability of those Funds to obtain audited financial statements and to provide them on a timely basis to shareholders and file them with the SEC as required under the Investment Company Act of 1940. The court also enjoined Heartland from failing to timely transmit complete and accurate annual reports to shareholders including required audited financial statements or failing to timely file such reports with the SEC. The Funds described in this Prospectus are not subject to the receiver and they have provided audited financial statements to shareholders and filed them with the SEC on a timely basis.

              PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS

Heartland Advisors, America's Value Investor(R) , selects investments for the Funds that it believes are undervalued as measured by sets of criteria known as Heartland Advisors' Ten-Point Value Investment Grids(TM) . The portfolios of the Heartland Funds are actively managed. Although no one can predict a Fund's future performance, Heartland Advisors believes that the "value" style of investing will outperform the "growth" style of investing over extended periods, which may include bear markets as well as volatile or "sideways moving" markets. The value style may under perform in markets that favor faster growing companies.

VALUE INVESTING THE HEARTLAND WAY

Heartland Advisors' Equity Ten-Point Value Investment Grid(TM) consists of the following criteria for selecting equity securities. We apply these ten evaluation criteria to companies we are considering for purchase or sale by the Funds. We re-evaluate our holdings against this grid. If a stock's valuation increases or any of the fundamentals change, it may result in the issue no longer meeting our investment criteria, and thus becoming a candidate for sale.

..    Catalyst for Recognition. To maximize total return, we not only look for undervalued securities, but try to anticipate events which will close the gap between a stock's price and its intrinsic value. Such a catalyst could be a large repurchase plan, new products, new technology, margin expansion, or merger activity within the company's industry.

..    Low Price in Relation to Earnings. We look for a stock's price/earnings
     (P/E) ratio to be less than the market's average. If the stock is then "discovered" by Wall Street, the low P/E may provide an opportunity for a sharp price increase. Also, low P/E stocks historically have experienced less downside risk if the market drops.

..    Low Price in Relation to Cash Flow. A strong cash flow gives a company greater financial flexibility. A high discretionary cash flow, after capital expenditures and dividends, is especially attractive.

..    Low Price in Relation to Book Value. The stock should be selling at a low price to its book value, which is equal to total assets minus all liabilities.

..    Financial Soundness. Long-term debt should generally be low relative to total capitalization. During difficult periods, a company's cash flow could be directed to investments in operations rather than interest expense. A highly leveraged balance sheet might restrict a company's financial flexibility.

..    Positive Earnings Dynamics. We favor companies with improving earnings or upwardly trending estimates.

..    Business Strategy. We evaluate management's strategy for growing their business. Why does management believe their strategy will be successful, and why do we?

..    Capable Management and Insider Ownership. Capable management will demonstrate an ability to effectively implement business strategies. Additionally, we believe meaningful and increasing ownership by officers and directors validates the business plan, demonstrates their personal commitment to achieving their designated business goals and aligns their long-term interest with the shareholders' interest.

..    Value of the Company. From the universe of stocks, why is this one a compelling value? The use of traditional valuation parameters, such as comparative Price/Earnings, Price/Book, Enterprise Value/EBITDA/1/, Price/Sales and Return on

     Equity, may determine the appreciation potential of the security. A franchise value or brand name that cannot be replicated, or hidden assets that are not reflected on the balance sheet or recognized in the market, are other indications of value.

..    Positive Technical Analysis. Technical analysis should indicate that a stock is presently attractive for investing without undue speculation. We typically seek "bases" in a stock's price pattern, with the belief that speculators will not own the stock or be interested in it at that moment. A stock forms a "base" when its trading range narrows following a movement up, or more typically, down.

----------
/(1)/ Enterprise value means the equity market capitalization plus funded debt, less cash; EBITDA means earnings before interest, taxes, depreciation and amortization.

Although the Funds use the same evaluation criteria in selecting securities for their portfolios, the Funds do not necessarily own the same securities. The Funds have different investment objectives and principal strategies that cause the Funds' holdings to differ. The Funds also have different portfolio managers who exercise independent judgment.

SMALLER COMPANY SECURITIES

Equity securities of the smaller companies in which the Select Value, Value Plus and Value Funds invest involve a higher degree of risk than investments in the broad-based equity markets. In general, the prices of the securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. Smaller companies may have relatively lower revenues, limited product lines, less management depth, and a lower share of the market for their products or services as compared to larger companies, any or all of which could give rise to their greater risk. A significant percentage of the outstanding shares of a smaller company may also be held by management, which could cause management to have a greater influence over actions requiring shareholder approval. A Fund's position in securities of a smaller company may be substantial in relation to the public market for such securities. As a result, it may be difficult at times for a Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs. The risks of investing in smaller companies generally increase as the size of the companies decreases, and vice versa.

Market Capitalizations of Portfolio Securities. The following table shows the median and weighted average market capitalizations as of December 31, 2001, for the companies whose equity securities are owned by the Funds with equity holdings and for the companies included in the indices that are benchmarks for each of those Funds.

Market Capitalization of Common Stocks in Portfolio (as of December 31, 2001)

                                  Median      Weighted Average
                               ------------   ----------------
Select Value Fund              $2.9 billion    $ 10.6 billion
S&P Midcap Barra Value Index    1.6 billion       2.4 billion
S&P 500 Index                   8.3 billion     105.2 billion

Value Plus Fund                $852 million    $  953 million
Value Fund                      139 million       640 million
Russell 2000 Value Index        420 million       850 million
Russell 2000 Index              420 million       850 million

TEMPORARY POSITIONS

Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, each Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short term corporate debt securities, variable rate demand notes, Government securities and repurchase agreements. Temporary investments in liquid reserves is not required, and may not be possible because of market conditions. It also might prevent a Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested. The level of liquid reserves in the Funds may vary significantly due to differences in investment judgments made by their portfolio managers.

OTHER INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition to the principal investment strategies discussed above in this prospectus, each Fund may engage in other non-principal investment strategies discussed below and in its statement of additional information. Unless otherwise stated, investment policies and limitations set forth below and elsewhere in this prospectus or the statement of additional information that are described in terms of percentages apply at the time of purchase of a security.

Influence or Control over Portfolio Companies. As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views as a shareholder on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of obtaining control or influencing management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

Investing for purposes of obtaining control or influencing management could result in additional expense to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund's ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing for control, which might adversely affect the Fund's liquidity as well as the sales price of those securities. Finally, greater public disclosure is required regarding a Fund's investment and trading strategies in regulatory filings relating to such securities.

It is expected that a Fund would make investments for control only on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

Illiquid Securities. No Fund will invest more than 15% of its net assets in illiquid securities. The term "illiquid security" includes any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it. Each Fund may invest in debt obligations that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Private placement notes, if any, issued pursuant to a private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the "1933 Act") have been determined to be liquid by the Heartland Board of Directors. These securities and restricted securities issued under Rule 144A of the 1933 Act that are deemed to be liquid by Heartland Advisors under guidelines established by the Board of Directors are not subject to a Fund's limitation on illiquid securities. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered illiquid.

Foreign Securities. Each Fund may invest in foreign securities (including depository receipts) traded both within and, to a lesser degree, outside of the United States. Investments in foreign securities may be subject to certain risks in addition to those normally associated with domestic stocks. These risks are greater with respect to companies domiciled in developing countries.

Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; difficulties in enforcing legal rights (particularly with regard to depository receipts in which the holders may not have the same rights as shareholders); and the potential for less liquidity and more volatility on foreign securities mar-kets than on United States securities markets. Moreover, brokerage commissions, fees for custodial services and other costs related to foreign investments generally are greater than in the United States. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain trades. The inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

Initial Public Offerings. Each Fund may purchase equity securities in initial public offerings ("IPOs"). Such investments may have a magnified performance impact on a Fund due to the typical price volatility of securities sold in IPOs. Investments in IPOs also involve the risks that an active trading market may not develop or be sustained for the securities and that the issuer may not have a significant operating history or may not meet market expectations.

Futures and Options. Each Fund may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. Each Fund may also engage in such transactions to protect against exposure to interest rate changes. Finally, the Funds may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to predict future movements in securities prices, interest rates, currency exchange rates and other economic factors. Heartland Advisors' attempts to use such investments may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments (that is, the underlying investment moves in a direction opposite or more than anticipated), or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options and futures generally involve greater credit and liquidity risks than exchange traded options and futures. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds' use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful.

While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission.

When-Issued and Delayed-Delivery Securities; Forward Commitments. Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Funds purchase securities in this manner in order to secure an advantageous price and yield but the value of the security could change before settlement. Therefore, although the Funds will make such commitments only with the intention of actually acquiring the securities, they may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed- delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

PORTFOLIO TURNOVER

A fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary year to year as well as within a year. The Funds may engage in short-term trading if the anticipated benefits are expected by Heartland Advisors to exceed the transaction costs. Portfolio turnover may also be affected by the sale of portfolio securities to meet cash requirements for redemption of shares of a Fund. High portfolio turnover could result in increases in transaction costs, generate realized capital gains which would be taxable distributions to shareholders, and adversely affect a Fund's performance.

CHANGES TO INVESTMENT GOALS

Each Fund's investment goal may be changed by Heartland's Board of Directors upon notice to shareholders, but without shareholder approval.

                                  HOW TO INVEST
                        Instructions For Regular Accounts

HOW MAY WE HELP YOU?
---------------------------------

1.800.432.7856

www.heartlandfunds.com

Make a check payable to:
Heartland Funds

ADDRESSES
---------------------------------

Mailing Address
---------------

Heartland Funds
P.O. Box 182304
Columbus, OH 43218-2304

Overnight Delivery
------------------

Heartland Funds
3435 Stelzer Road
Columbus, OH 43219

CONCEPTS TO UNDERSTAND
---------------------------------

Wire Transfer: The fastest way to transfer money from one financial institution to another. Your bank may charge a fee to send or receive a wire transfer.

Electronic Funds Transfer: Transferring money to your bank account electronically may take up to 10 business days to clear. EFT usually is available without a fee at all Automated Clearing House (ACH) banks.Establishing EFT services requires approximately 15 days.

HOW TO INVEST BY TELEPHONE
---------------------------------

ADD TO AN ACCOUNT

Telephone Purchase by Electronic Funds Transfer Available for additional investments of $100 to $25,000. Your account will be charged a service fee (currently $8.00) if an electronic funds transfer cannot be processed due to insufficient funds or a stop transfer. Contact us for an Account Maintenance Form.

Wire Have your bank send your investment to Huntington National Bank with these instructions:

..    ABA #044000024
..    A/C #01892134620
..    CREDIT TO: Heartland (name of fund)
..    your Heartland account number
..    name(s) of investor(s)

SELL SHARES

Check Call us to request your redemption. A check will be mailed to the address on the account. Express mail delivery is available on request for an additional charge (currently $12.00).

Wire or Electronic Funds Transfer These services must be pre-authorized in writing. To add these services, call us to request an Account Maintenance Form. Once the Fund has your bank account information on file, call us to request your redemption. Proceeds will be wired or transferred electronically to your bank. For wires, your account will be charged a service fee (currently $6.50).

Telephone and Wire Redemptions are subject to a $1,000 minimum.

HOW TO INVEST IN WRITING
---------------------------------

OPEN AN ACCOUNT

Mail a completed application form and a check.

ADD TO AN ACCOUNT

Fill out the Additional Investment Form attached to your statement and mail it in with a check. Write your Heartland account number on your check.

Mail the form and the check.

SELL SHARES

Write a letter of instruction that includes:

..    the names and signatures of all account holders
..    your Heartland account number
..    the amount in dollars or shares you want to sell
..    how and where to send the proceeds

We will mail the proceeds to the address on the account unless otherwise requested. A signature guarantee may be required.

Mail the letter of instruction.

NOTE: See page 25 for special information or redemption instructions for IRA accounts.

HOW TO INVEST AUTOMATICALLY
---------------------------------

OPEN AN ACCOUNT

Complete the application form, including Automatic Investment Plan section, and return it with your investment (minimum of $50 per transaction).

ADD TO AN ACCOUNT

All Services Call us to request a form to add the Automatic Investment Plan (minimum of $50 per transaction) to your account. Complete and return the form along with any other required materials.

SELL SHARES

Systematic Withdrawal Plan Call us to request an Account Maintenance Form to add the plan.Complete the form, specifying the amount and frequency of withdrawals you would like.

MORE INFORMATION
---------------------------------

Computer Visit the Heartland web site www.heartlandfunds.com for more information. Follow the instructions to download an Account Application.

                                  How To Invest
          Instructions For IRA and Coverdell Education Savings Accounts

HOW MAY WE HELP YOU?
---------------------------------

1.800.432.7856

www.heartlandfunds.com

Make a check payable to: Heartland Funds

ADDRESSES
---------------------------------

Mailing Address
---------------

Heartland Funds
P.O. Box 182304
Columbus, OH 43218-2304

Overnight Delivery
------------------

Heartland Funds
3435 Stelzer Road
Columbus, OH 43219

CONCEPTS TO UNDERSTAND
---------------------------------

Wire Transfer: The fastest way to transfer money from one financial institution to another. Your bank may charge a fee to send or receive a wire transfer.

Electronic Funds Transfer: Transferring money to your bank account electronically may take up to 10 business days to clear. EFT usually is available without a fee at all Automated Clearing House (ACH) banks. Establishing EFT services requires approximately 15 days.

HOW TO INVEST BY TELEPHONE
---------------------------------

ADD TO AN ACCOUNT

Wire Have your bank send your investment to Huntington National Bank with these instructions:

..    ABA #044000024
..    A/C #01892134620
..    CREDIT TO: Heartland (name of fund)
..    your Heartland account number
..    name(s) of investor(s)

SELL SHARES

IRA redemptions must be requested in writing.

HOW TO INVEST IN WRITING
---------------------------------

OPEN AN ACCOUNT

Complete and return an IRA Application Form, and a check or IRA Transfer Form. For direct rollovers of assets from employer-sponsored qualified plans, mail a completed IRA application.

ADD TO AN ACCOUNT

Fill out the Additional Investment Form attached to your statement and mail it in with a check.Write your Heartland account number on your check.

Mail the form and the check.

SELL SHARES

Write a letter of instruction that includes:

..    the name and signature of account holder
..    the fund name
..    your Heartland account number
..    the amount in dollars or shares you want to sell
..    how and where to send the proceeds
..    whether the distribution is qualified
..    whether taxes should be withheld (we will withhold 10% if you do not give us instructions)

We will mail the proceeds to the address on the account unless otherwise requested. A signature guarantee may be required. Express mail delivery is available per request for an additional charge (currently $12.00).

Mail the letter of instruction.

HOW TO INVEST AUTOMATICALLY
---------------------------------

OPEN AN ACCOUNT

Complete the IRA Application Form and Automatic Investment Plan application, and return them with your investment (minimum of $50 per transaction).

ADD TO AN ACCOUNT

All Services Call us to request a form to add the Automatic Investment Plan (minimum of $50 per transaction) to your account. Complete and return the form along with any other required materials.

SELL SHARES

Systematic Withdrawal Plan Call us to request an Account Maintenance Form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

MORE INFORMATION
---------------------------------

Computer Visit the Heartland web site www.heartlandfunds.com for more information. Follow the instructions to download an IRA Account Application.

                                ACCOUNT POLICIES

If you wish to make a telephone transaction under one of the purchase or redemption options described, please call Shareholder Services at 1.800.432.7856 or 414.289.7000. If you have a question about investing or need forms for electing an option, call Shareholder Services at either number or visit our website at www.heartlandfunds.com.

Please note that you may terminate or change any option you elect at any time upon five days' advance notice to the Distributor.

The Funds may suspend, modify or terminate any telephone or automatic purchase or redemption option at any time without notice to you, and may restrict excessive exchange activity that the officers of Heartland determine is not in the best interests of the Funds or their shareholders. The Funds also reserve the right to waive or lower any minimum dollar amounts applicable to the transactions discussed.

Copies of account statements are available upon request.

Time of Purchase and Form of Payment. Shares of the Funds are sold without a sales charge. Your purchase of a Fund's shares will, therefore, be made at the net asset value per share next determined after the Fund or its authorized agent receives your payment. Net asset value is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Payment must be in U.S. dollars by check drawn on a bank in the United States, wire transfer or electronic transfer. Usually, a Fund will not accept payment in the form of a check payable to you or a third party, and endorsed over to the Fund. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.

If your payment is received after 4:00 p.m., Eastern Time, your purchase will be effective on the next business day, and such orders are priced at the net asset value per share on that next day. Purchase orders for a Fund are not binding until accepted by the Fund or its authorized agent. A Fund may reject any order its officers determine is not in the best interests of the Fund or its shareholders, and the offering of Fund shares may be suspended or limited at any time without notice to shareholders. The Fund also may reject any order not accompanied by instructions in English. Once accepted, you may not cancel or revoke your purchase order, but you may redeem your shares.

Investment Minimums. If you purchase shares directly from a Fund, your initial investment must be for a minimum of $1,000 (or $5,000 for the Value Fund), except for accounts opened under prototype Individual Retirement Accounts ("IRAs") or tax-sheltered retirement plans sponsored by Heartland, and accounts opened with an automatic investment plan. Subsequent purchases made by mail, other than through dividend reinvestment, must be for a minimum of $100. Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

Tax Identification Numbers. Under IRS rules, we must receive your correct social security or tax identification number on a signed Account Application or IRS Form W9 when you open your account. Otherwise, you may be subject to an IRS fine, and we may be required to withhold a percentage (currently 30%) of your dividend and capital gain distributions and of your redemption proceeds.

Purchases Through Third Parties. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies which are not in the best interests of the Funds or their shareholders. Shares purchased through third parties may be subject to special fees, different investment minimums and other conditions that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this prospectus. Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on a Fund's behalf. If you purchase shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value next determined after receipt by the Funds.

REDEEMING SHARES

Redemptions by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, the persons signing should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a shareholder corporation also is required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland Advisors prior to mailing their instructions to determine if other documentation may be required.

Time of Redemption; Form of Instructions and Payment. Your shares will be redeemed at the net asset value per share next determined after your instructions, in English, are received by your Fund or its authorized agent in good order as further explained below. The Funds will not accept an order with instructions for redemption on a particular date or at a particular price. The Funds use procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Funds are not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted, you may not cancel or revoke your redemption order.

Usually, proceeds are mailed within one or two days of redemption or wired on the next business day, but in no event are proceeds remitted to you later than seven days after redemption. The Funds do not guarantee the time of receipt of your proceeds and are not responsible for delays in mail or wire services. In limited circumstances as permitted by the Securities and Exchange Commission (such as when the New York Stock Exchange is closed or trading is restricted, or when an emergency exists), the Funds may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Funds reserve the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If redemption instructions are received in good order for shares that have not been paid for, your shares will be redeemed, but the Funds reserve the right to hold the proceeds until payment of the purchase price can be confirmed which may take up to 15 days. This type of delay can be avoided by purchasing shares by federal funds wire. If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Early Redemption Fee. The Value Plus Fund and Value Fund presently charge an early redemption fee equal to 1% of the current net asset value of shares being redeemed or exchanged that are held for less than 90 days.

..    The fee is intended to encourage long-term investment in the Fund, to defray certain transaction expenses caused by early redemptions, and to facilitate portfolio management.

..    All early redemption fees collected are retained by each Fund for the benefit of the remaining shareholders.

The fee applies to shares being redeemed or exchanged in the order in which they were purchased. The Funds reserve the right to modify the terms of or terminate the fee at any time. The fee is normally waived for Value Fund or Value Plus Fund shares purchased:

..    For an account registered as either an Individual Retirement Account (IRA)
     or a tax-qualified retirement plan on the books of the Fund's transfer agent or on the books of other third parties who are authorized agents of the Fund;

..    By automatic reinvestment of income or capital gains distributions from the
     Fund, another Heartland Fund or the BNY Hamilton Treasury Money Fund;

..    Through an automatic purchase plan offered by the Fund; and

..    That are redeemed through an automatic redemption plan offered by the Fund.

If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Fund's transfer agent, your record keeper may not be able to apply the fee waiver in all of the circum-stances discussed above. Before purchasing shares, please check with your account representative to determine if the fee waiver is available.

Upon advance written notice to you, the Select Value Fund reserves the right to charge you an early redemption fee on shares being redeemed or exchanged that are held for less than a specified number of days.

EXCHANGING SHARES

Unless you instruct the Funds that you do not want this service, you are automatically permitted to purchase shares of a Fund with the proceeds of redemption for your account in any other Heartland Fund or the BNY Hamilton Treasury Money Fund (the "Money Fund"). This type of transaction is referred to as an "exchange" and may be effected by writing or calling the Distributor. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000 and not more than $500,000.

Investments in the Money Fund are subject to the terms and conditions of that fund's prospectus, which may be obtained from the Distributor. The Money Fund pays the Distributor a fee of up to 0.50% of the Money Fund's average daily net assets representing shares with respect to which the Distributor provides account servicing, record keeping and distribution services.

IRAs. The Funds are available for investment under an IRA plan for individual investors as well as SIMPLE IRAs for self-employed persons and employers and Coverdell Education Savings Accounts (formerly known as Educational IRAs). Each Fund is available for investment under these programs at the reduced initial investment minimum of $500. Booklets describing the programs and the forms necessary for establishing accounts under them are available on request from Heartland Advisors.

The IRA custodian charges an annual maintenance fee (currently $15.00) per Fund account. No other fees are charged by the custodian to IRA account holders.

Signature Guarantees. To protect your account, the Funds reserve the right to require a signature guarantee for written redemption instructions. Normally, a signature guarantee will be required if the redemption proceeds will exceed $50,000. A signature guarantee will also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Fund's records or forwarded to a bank not identified on the Fund's records as authorized to receive the proceeds. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Notaries public cannot guarantee signatures.

Normally the Funds accept only medallion guarantees. Medallion guarantees are issued by guarantors that participate in one of several signature guarantee programs that are designed to promote safe and accurate securities transactions. A medallion guarantee provides additional protective measures through the use of special technology like bar codes, magnetic security ink and scanners.

Redemptions Through Third Parties. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Funds indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Funds. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Fund's behalf. If you redeem shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value per share next determined after receipt by the Funds.

Involuntary Redemption. If your account value in the Fund falls below $500 for three months or more, the Fund may redeem all of your shares in that Fund upon 60 days' advance notice to you. You may avoid an involuntary redemption by making additional investments to bring your account value up to at least $1,000.

SHARE PRICE

Shares of a Fund are purchased and redeemed at the net asset value per share next determined following receipt of your order in proper form by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day the Exchange is open. Orders received after 4:00 p.m., Eastern Time, are priced at the net asset value per share determined on the next business day of the Fund. Third parties acting as authorized agents of the Funds are required to segregate orders received after the close of regular trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value per share next subsequently determined.

You should always verify your order against your confirmation when you receive it. Please contact Heartland or the third party with which you placed your order promptly if you notice any discrepancy.

Portfolio securities are valued on the basis of market quotations or at fair value using methods determined by Heartland's Board of Directors. The Funds use a "fair value" methodology to value securities for which market quotations are not readily available. Debt securities purchased with remaining maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium.

                     SHAREHOLDER INFORMATION AND REPORTING

HEARTLAND VALUE SOURCE(TM)

Heartland Advisors' website, Heartland Value Source(TM), located at www.heartlandfunds.com, provides investors with a variety of information about the Funds, including daily share prices, market updates and shareholder reports. Shareholders can access their accounts directly to review current balances, recent transactions and other account information.

INVESTMENT REPORTS AND PROSPECTUSES

The Funds' portfolio managers review their strategies and results in Value Reports, which also contain schedules of investments and Fund financial statements. Heartland Advisors periodically publishes and mails to shareholders other investment and performance information. Shareholders also receive annual prospectus updates.

Whenever practicable, and to the extent permitted by applicable law, a single report, prospectus or other communication will be mailed to shareholders who share a single address. In some cases, Heartland may be required to obtain advance written consent. To receive additional copies, you may visit our website (www.heartlandfunds.com), call Shareholder Services at 1.800.432.7856 or 414.289.7000, or write to Heartland at 789 North Water Street, Milwaukee, WI 53202.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that a Fund holds compared to its original purchase price. The gain or loss is "unrealized" until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund held the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

Substantially all of the net investment income of the Select Value and Value Funds will be paid to shareholders annually as a dividend. The Value Plus Fund will pay dividends from net investment income quarterly. If a Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash. Fund dividends and capital gain distributions that are reinvested will be confirmed on your account statement for the quarter in which the reinvestment is made.

If you choose to have dividends or capital gain distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for least six months, the Funds reserve the right to reinvest the check and future distributions in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

"Buying a Dividend." Please note that if you purchase shares of a Fund just before the record date of a capital gain distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund's net asset value per share on the record date will be reduced by the amount of the dividend. This is sometimes referred to as "buying a dividend."

TAXES

The character of distributions that a Fund makes (i.e., ordinary dividends, short term capital gains or long term capital gains - see discussion under "Dividends and Capital Gain Distributions" above) affects the tax treatment of those distributions to you. In particular, all income dividend distributions and short term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. Long term capital gain will be taxable as long term capital gains to shareholders. If a Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Transfer Agent will process your distribution and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

If you redeem or exchange your shares, the transaction is a taxable event. Special tax rules apply to non-individual shareholders and shareholders owning Fund shares in IRAs and tax-sheltered retirement plans. State and local tax rules differ from the federal tax rules described in this prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Funds.

PRIVACY POLICY

We collect the following nonpublic personal information about you: information we receive from you on or in applications or other forms, correspondence or conversations, including but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted or required by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to the Transfer Agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern your nonpublic information would be shares with nonaffiliated third parties.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds over the period presented (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders which is available upon request.

FINANCIAL HIGHLIGHTS

                                                                                         Select Value Fund
                                                                         =============================================
                                                                                For the year ended December 31,
                                                                         ---------------------------------------------
                                                                           2001      2000     1999     1998     1997
                                                                         ---------------------------------------------
PER SHARE DATA
Net asset value, beginning of year                                       $ 15.03   $ 11.73   $11.94   $12.30   $10.50
Income (loss) from investment operations:
         Net investment income                                              0.08      0.17     0.17     0.30     0.11
         Net realized and unrealized gains (losses) on investments          2.37      3.41     0.04    (0.10)    2.28
                                                                         -------   -------   ------   ------   ------
Total income from investment operations                                     2.45      3.58     0.21     0.20     2.39
Less distributions from:
         Net investment income                                             (0.02)    (0.14)   (0.17)   (0.30)   (0.11)
         Net realized gains on investments                                 (0.16)    (0.14)   (0.25)   (0.26)   (0.48)
                                                                         -------   -------   ------   ------   ------
                  Total distributions                                      (0.18)    (0.28)   (0.42)   (0.56)   (0.59)
                                                                         -------   -------   ------   ------   ------
Net asset value, end of year                                             $ 17.30   $ 15.03   $11.73   $11.94   $12.30
                                                                         =======   =======   ======   ======   ======
TOTAL RETURN                                                               16.43%    30.63%    1.95%    1.73%   22.91%
RATIOS AND SUPPLEMENTAL DATA
         Net assets, end of year (in thousands)                          $29,462   $10,947   $7,118   $8,025   $7,665
         Percentage of operating  expenses before interest  expense to      1.48%     1.22%    0.72%    0.00%    1.36%
         average net assets /(1)/
         Percentage of interest expense to average net assets                 --      0.00%    0.02%      --       --
         Percentage of net investment income to average net assets          0.78%     1.42%    1.38%    2.37%    1.14%
         Portfolio turnover rate                                             108%      120%     160%      48%      30%

/(1)/ If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 would have been 1.93%, 2.45%, 2.58%, 1.92% and 2.00%, respectively.

FINANCIAL HIGHLIGHTS

                                                                                           Value Plus Fund
                                                                        ====================================================
                                                                                    For the year ended December 31,
                                                                        ----------------------------------------------------
                                                                          2001       2000       1999       1998        1997
                                                                        ----------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year                                      $ 12.11    $ 13.57    $ 13.80    $  16.13    $  13.73
Income (loss) from investment operations:
         Net investment income                                             0.18       0.25       0.46        0.62        0.48
         Net realized and unrealized gains (losses) on investments         4.01      (1.42)     (0.25)      (2.32)       3.66
                                                                        -------    -------    -------    --------    --------
                  Total income (loss) from investment operations           4.19      (1.17)      0.21       (1.70)       4.14
Less distributions from:
         Net investment income                                            (0.18)     (0.29)     (0.44)      (0.60)      (0.48)
         Net realized gains on investments                                   --         --         --       (0.03)      (1.26)
                                                                        -------    -------    -------    --------    --------
                  Total distributions                                     (0.18)     (0.29)     (0.44)      (0.63)      (1.74)
                                                                        -------    -------    -------    --------    --------
Net asset value, end of year                                            $ 16.12    $ 12.11    $ 13.57    $  13.80    $  16.13
                                                                        =======    =======    =======    ========    ========
TOTAL RETURN                                                              34.76%     (8.83)%     1.67%     (10.78)%     30.60%
RATIOS AND SUPPLEMENTAL DATA
         Net assets, end of year (in thousands)                         $60,057    $44,352    $87,065    $174,314    $336,281
         Percentage of operating  expenses before interest expense to      1.48%      1.36%      1.28%       1.21%       1.12%
         average net assets
         Percentage of interest expense to average net assets                --       0.21%      0.11%       0.03%         --
         Percentage of net investment income to average net assets         1.27%      1.71%      3.05%       3.77%       3.32%
         Portfolio turnover rate                                             80%       121%        82%         64%         74%

FINANCIAL HIGHLIGHTS

                                                                                         Value Fund
                                                                         ===========================================
                                                                              For the year ended December 31,
                                                                         -------------------------------------------
                                                                              2001        2000          1999
                                                                         -------------------------------------------
PER SHARE DATA
Net asset value, beginning of year                                       $    32.98    $  36.50    $    29.29
Income (loss) from investment operations:
         Net investment income                                                (0.10)      (0.18)        (0.21)/(1)/
         Net realized and unrealized gains (losses) on investments             9.57        0.69          7.52
                                                                         ----------    --------    ----------
                  Total income (loss) from investment operations               9.47        0.51          7.31
Less distributions from:
         Net investment income (loss)                                            --          --            --
         Net realized gains on investments                                    (5.20)      (4.03)        (0.10)
                                                                         ----------    --------    ----------
                  Total distributions                                         (5.20)      (4.03)        (0.10)
                                                                         ----------    --------    ----------
Net asset value, end of year                                             $    37.25    $  32.98    $    36.50
                                                                         ==========    ========    ==========
TOTAL RETURN                                                                  29.45%       2.03%        25.01%
RATIOS AND SUPPLEMENTAL DATA
         Net assets, end of year (in thousands)
                                                                         $1,093,215    $895,531    $1,195,067
         Percentage of operating  expenses before interest expense to          1.29%       1.22%         1.21%
         average net assets
         Percentage of interest expense to average net assets                    --        0.06%         0.13%
         Percentage  of net  investment  income (loss) to average net         (0.29)%     (0.46)%       (0.70)%
         assets
         Portfolio turnover rate                                                 56%         48%           23%
                                                                                   Value Fund
                                                                         ==============================
                                                                         For the year ended December 31,
                                                                         ------------------------------
                                                                                1998          1997
                                                                         ------------------------------
PER SHARE DATA
Net asset value, beginning of year                                         $    33.87    $    31.65
Income (loss) from investment operations:
         Net investment income                                                   0.08          0.17
         Net realized and unrealized gains (losses) on investments              (3.97)         7.09
                                                                           ----------    ----------
                  Total income (loss) from investment operations                (3.89)         7.26
Less distributions from:
         Net investment income (loss)                                           (0.06)        (0.17)
         Net realized gains on investments                                      (0.63)        (4.87)
                                                                           ----------    ----------
                  Total distributions                                           (0.69)        (5.04)
                                                                           ----------    ----------
Net asset value, end of year                                               $    29.29    $    33.87
                                                                           ==========    ==========
TOTAL RETURN                                                                   (11.46)%       23.19%
RATIOS AND SUPPLEMENTAL DATA
         Net assets, end of year (in thousands)
                                                                           $1,545,495    $2,126,715
         Percentage of operating  expenses before interest expense to            1.15%         1.12%
         average net assets
         Percentage of interest expense to average net assets                    0.00%           --
         Percentage  of net  investment  income (loss) to average net            0.22%         0.49%
         assets
         Portfolio turnover rate                                                   36%           55%

/(1)/ Net investment loss per share is calculated using average shares outstanding.

--------------------------------------------------------------------------------
HEARTLAND FUNDS
General Information and Account/Price Information (24 hours):
1.800.432.7856 or 414.289.7000
www.heartlandfunds.com
--------------------------------------------------------------------------------

HEARTLAND FUNDS
789 North Water Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR
Heartland Advisors, Inc.
789 North Water Street
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Heartland Investor Services, LLC
3435 Stelzer Road
Columbus, Ohio  43219

CUSTODIAN
U.S. Bank Institutional Trust & Custody
425 Walnut Street, 6th Floor
Cincinnati, Ohio 45202

TRANSFER AND DIVIDEND DISBURSING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio  43219

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

If you have any questions about the Heartland Funds or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"), or their Annual or Semi-Annual Reports, you may call or write Heartland Investor Services, LLC at:

Heartland Investor Services, LLC
789 North Water Street
Milwaukee, Wisconsin 53202
1.800.432.7856 or 414.289.7000

You may also obtain the Annual and Semi-Annual Reports and other relevant information at Heartland Funds' website (www.heartlandfunds.com).

The SAI, which contains more information on the Funds, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that significantly affected each Fund's performance during the prior fiscal year and six month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.202.942.8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-4982

PROSPECTUS/MAY 1, 2002

This prospectus contains information you should know about the Heartland Wisconsin Tax Free Fund (the "Fund") before you invest. The Heartland Wisconsin Tax Free Fund seeks a high level of current income that is exempt from federal and Wisconsin personal income taxes. It invests primarily in municipal obligations that are exempt from personal income tax in Wisconsin and under federal law, including certain Wisconsin municipal obligations and securities of other entities meeting such criteria. The Fund is managed using the Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM), a strict investment discipline designed to identify value. The Fund is a no-load fund. Investors pay no sales fees to purchase their shares.

The Securities and Exchange Commission has not approved the shares of this Fund or any other mutual fund, nor determined whether this or any other prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

RISK/RETURN SUMMARY:  INVESTMENTS, RISKS AND PERFORMANCE................  3

   Investment Goal......................................................  3
   Principal Investment Strategies......................................  3
   Principal Risks......................................................  4
   Who Should Consider Investing?.......................................  5
   Past Performance.....................................................  6
   Fees and Expenses....................................................  7
   Investment Returns...................................................  9

MANAGEMENT OF THE FUND.................................................. 10

   Heartland Group...................................................... 10
   Heartland Advisors................................................... 10

PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS.................... 12

   Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM).... 12
   Municipal Obligations................................................ 13
   Credit Quality....................................................... 14
   Concentration........................................................ 16
   Temporary Positions.................................................. 17
   Other Investment Strategies and Investment Risks..................... 17
   Portfolio Turnover................................................... 19

HOW TO INVEST........................................................... 20

ACCOUNT POLICIES........................................................ 21

   Redeeming Shares..................................................... 22
   Exchanging Shares.................................................... 23
   Share Price.......................................................... 24

SHAREHOLDER INFORMATION AND REPORTING................................... 24

   Heartland Value Source(TM)........................................... 24
   Investment Reports and Prospectuses.................................. 25
   Dividends and Capital Gain Distributions............................. 25
   Taxes................................................................ 26
   Privacy Policy....................................................... 26
   Financial Highlights................................................. 27

             RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT GOAL

The Wisconsin Tax Free Fund seeks to provide investors with a high level of current income that is exempt from federal and Wisconsin personal income taxes.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations issued by municipalities ("Municipal Obligations") that are exempt from personal income tax in Wisconsin and under federal law, including certain Municipal Obligations issued by Wisconsin entities and securities of other entities meeting such criteria. As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets so that the income earned thereon is exempt from both federal and Wisconsin personal income taxes and is not a tax preference item under the federal alternative minimum tax rules. Municipal Obligations generally consist of revenue obligations (which are payable only from the revenues from a particular facility or project or from the proceeds of a special sales or excise tax or other specific revenue source), including private activity or industrial revenue bonds and municipal lease obligations, and general obligations (which are secured by the municipality's credit and taxing power).

The Fund invests primarily in Municipal Obligations judged by Heartland Advisors to be of investment grade quality, but may invest up to 20% of its total assets in securities rated below investment grade or in non-rated securities that Heartland Advisors judges to be of comparable quality. Investment grade obligations are those rated BBB - or better by Standard & Poor's or a comparable rating by another nationally recognized statistical rating organization ("NRSRO") or non-rated securities that Heartland Advisors judges to be of comparable quality. Only limited categories of Municipal Obligations are exempt from both Wisconsin and federal personal income tax, which may cause the Fund's investments to be more concentrated geographically and by industry than a mutual fund that does not seek to invest in securities offering a double tax exemption. The Fund does not attempt to manage the average maturity or duration of the Fund's portfolio. It may invest in bonds of any maturity, including bonds of 30-year maturities.

Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM). The Fund's investments in Municipal Obligations are selected using Heartland Advisors' proprietary Municipal Ten-Point Value Investment Grid(TM), a set of strict value criteria:

..    Financial Soundness

..    Experienced Management

..    Strong Legal Covenants

..    Strong Competitive Position

..    Willingness to Pay Debt Obligations

..    High Yield vs. U.S. Treasuries

..    Essential Service

..    A Financial Stake by Management

..    High Debt Service Coverage

..    Catalyst for Change

PRINCIPAL RISKS

The principal risk of investing in the Fund is that its share price and performance may fluctuate, and you could lose money. The Fund invests in Municipal Obligations which, like other debt securities, involve credit risk (the possibility that the issuer will not make timely principal and interest payments) and market risk (price fluctuation due to interest rate changes and other factors). Rising interest rates generally will cause the Municipal Obligations held by the Fund to decline in value. The Fund's investments may also be more thinly traded than other fixed-income securities, which could create difficulty in valuing and disposing of the Fund's portfolio securities.

The Fund's investments in medium and lower quality Municipal Obligations, sometimes referred to as "high yield/high risk" securities, generally offer higher yields than investment grade securities with similar maturities, but involve greater investment risks, including increased price volatility and the possibility of default or bankruptcy.

Payment of principal and interest on the revenue obligations in which the Fund invests is not secured by the credit of the municipality but rather depends, in the case of private activity or industrial revenue bonds, on the success of the project or industrial facility being financed or the credit of the developer or user of the project or a separate guarantor or, in the case of municipal lease obligations, on the continued willingness of the municipality to make the necessary appropriations to cover the lease payments.

Although the Fund may not invest more than 25% of its total assets in securities of non-governmental issuers whose principal activities are in the same industry, the Fund invests primarily in Municipal Obligations of Wisconsin issuers and may invest more than 25% of its total assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors. These factors may cause the Fund to bear greater risk from the effects of economic, business or political developments in Wisconsin or affecting issuers and industries located in that state. Such concentration may result in potential volatility, causing the Fund's share price and performance to fluctuate.

The Fund is not "diversified" within the meaning of the Investment Company Act of 1940, which means that the Fund may invest a greater percentage of its assets in a particular issuer than other funds which are diversified. As a result, developments affecting a single issuer could have a significant effect on the Fund's performance.

The Fund's investment goal may be changed by the Fund's Board of Directors upon notice to shareholders, but without shareholders' approval.

An investment in a Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. It is not designed to be a complete investment program, and you can lose money. Each Fund's share price will fluctuate.

WHO SHOULD CONSIDER INVESTING?

The Fund may be appropriate as part of your investment portfolio if:

..    You seek a high level of current income that is exempt from both federal and Wisconsin income tax.

..    You prefer to invest in a Wisconsin tax-free fund that has no sales charge.

..    You would rather invest in municipal agencies and developments located primarily in Wisconsin.

..    You want to invest in a Wisconsin tax-free fund that is managed in
     Wisconsin.

PAST PERFORMANCE

The following tables show historical performance of the Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Table III shows the annualized yield and taxable equivalent yield for the Fund for the 30 days ended December 31, 2001. Past performance cannot predict or guarantee future results.

TABLE I

Year-by-Year Total Returns

   [CHART]

1993   10.80%
1994   -6.49%
1995   17.78%
1996    3.81%
1997    8.06%
1998    5.41%
1999   -3.27%
2000    7.44%
2001    5.23%

Best Quarter:

Q1 '95    7.49%

Worst Quarter:

Q1 '94   -4.07%

TABLE II

Average Annual Total Returns

(for the periods ended December 31, 2001)

                                                               Life of Fund
                                           1 Year   5 Years   (since 4/3/92)
                                           ------   -------   --------------
Return Before Taxes                         5.23%    4.49%         5.37%

Return After Taxes on Distributions         5.23%    4.49%         5.37%

Return After Taxes on Distributions and
Sale of Fund Shares                         5.07%    4.61%         5.35%

----------------------------------------------------------------------------

Lehman 20-Year Municipal Bond Index/(1)/    4.87%    6.40%         7.32%
(reflects no deduction for fees,
expenses or taxes)

----------
/(1)/ The Lehman 20-Year Municipal Bond Index is an unmanaged index of certain investment grade municipal securities with maturities between 17 and 22 years.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TABLE III

Yields

Yield for the 30 Days Ended 12/31/01 (annualized)   Taxable Equivalent
-------------------------------------------------   ------------------
                                                         Yield/(1)/
                                                         -----
                  4.41%                                  8.02%

----------
/(1)/ Based upon a combined Wisconsin personal income tax rate of 6.75% and a 2001 blended federal tax rate, adjusted for the maximum phase-out of itemized deductions and personal exemptions and adjusted to reflect the deductibility of state taxes, resulting in an effective combined rate of 45.03%. The 2001 blended federal tax rate includes certain rate reductions effective July 1, 2001.

For current yield information, please call 1.800.432.7856.

FEES AND EXPENSES

This summary describes the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment).

Maximum sales charge (load) imposed on purchases               None

Maximum deferred sales charge (load)                           None

Maximum sales charge (load) imposed on reinvested dividends/
distributions                                                  None

Redemption Fee                                                 None/(1)/

Annual Fund Operating Expenses (expenses that are deducted from Fund assets).

Management fees                              0.65%
Distribution (12b-1) fees                    None
Other expenses, including interest expense   0.36%
                                             -----
Total annual Fund operating expenses/(2)/    1.01%

----------
(1) You will be charged a service fee (currently $6.50) if you request that your redemption proceeds be wired to your bank account and a delivery fee (currently $12.00) if you request that your redemption proceeds be delivered by express mail. Redemptions through a broker-dealer or other financial intermediary may be subject to special fees and charges imposed by the broker-dealer or other intermediary. To defray certain transaction expenses and facilitate portfolio management, the Fund reserves the right, upon notice to you, to charge an early redemption fee.

Example. (This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, and (b) the Fund's total annual fund operating expenses remain the same as shown in the preceding table. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Fund may be higher or lower.)

One Year      $  103
Three Years      322
Five Years       558
Ten Years      1,236

INVESTMENT RETURNS

--------------------------------------------------------------------------------
Portfolio Performance vs. Index Performance. The information about the Fund's past performance includes a comparison of the Fund's average annual total returns to a broad-based market index believed to be representative of the Fund's portfolio. An index is not available for direct investment, and past performance cannot guarantee or predict future results. The securities included in an index are not an exact match to the holdings in a mutual fund portfolio. The performance of a mutual fund portfolio will differ from that of an index. Unlike an index, a mutual fund portfolio is affected by operating expenses and cash flow activity caused by daily purchases and redemptions. In addition, a mutual fund portfolio will differ from the index in the number and size of holdings or securities, their relative sector and industry weightings, the market capitalization of individual securities and the median capitalization of the index and Fund overall. Fee waivers may have been in effect for the Fund during the periods in which performance information is presented. Without fee waivers, the Fund's returns and yields would have been lower.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Definitions. Total return measures the change in the share price of the Fund and assumes the reinvestment of dividends and capital gains. Cumulative total return is actual return for a given period, but does not indicate how much return fluctuated during the period. Average annual total return is the hypothetical constant annual return that would have produced the Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a given period produces the Fund's cumulative total return. After-tax returns measure the impact of assumed federal income taxes calculated using highest historical individual federal marginal rates. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period. After tax returns do not reflect state or local taxes and actual after tax returns depend on the investor's tax situation and may differ from those shown. Yield is annualized net income of the Fund during a 30-day period as a percentage of the Fund's share price. Taxable equivalent yield shows the yield that you would need to receive from taxable income to match the Fund's tax-free income.
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

HEARTLAND GROUP

The Fund is a mutual fund series of Heartland Group, Inc. ("Heartland"). The shares offered by this prospectus are the "no-load" class and no other classes of shares have been authorized at this time.

Under applicable law, the Board of Directors is responsible for management of Heartland and provides broad supervision over its affairs. Pursuant to Heartland's Bylaws, the Board delegates day-to-day responsibility for the management of the Funds to Heartland's officers. The Board meets regularly to review the Fund's investments, performance and expenses. It elects the officers of Heartland and hires the Fund's service providers, including the Fund's investment advisor and distributor. As a matter of policy, Heartland requires that a majority of its Board members be independent of the Fund's investment advisor and distributor.

Heartland, Heartland Advisors, Inc., Heartland's investment advisor, and Heartland Investor Services, LLC, Heartland's distributor, each have adopted a code of ethics designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interests of their respective directors, officers and employees. Under their respective codes, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Fund.

HEARTLAND ADVISORS

Founded in 1982 by William J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor(R) , is an independent firm owned indirectly by its employees through Heartland Holdings, Inc. It manages the Fund's investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also provides various administrative services to the Fund. In addition to managing the Heartland family of equity and fixed-income mutual funds, Heartland Advisors provides investment advisory services to individuals, institutions and retirement plans. Its principal offices are located at, and its mailing address is, 789 North Water Street, Milwaukee, Wisconsin 53202.

Portfolio Manager. Derek J. Pawlak is portfolio manager of the Fund. Mr. Pawlak has managed or co-managed the Fund since September 2000. He is a Vice President of Heartland Advisors, having joined the firm as a credit analyst in February 1998. Prior to joining Heartland Advisors, Mr. Pawlak had been an Assistant Vice President-Underwriting/Registration for B.C. Ziegler and Company since April 1993 and a Vice President of Ziegler Mortgage Securities, Inc.

Management Fee and Expense Limitation. For Heartland Advisors' investment management services, the Fund pays an annual fee, accrued daily and paid monthly, computed as a percentage of the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund paid advisory fees equal to 0.65% of its average daily net assets.

From time to time, Heartland Advisors may waive fees paid to it by the Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent necessary to ensure that the Fund's total annual ordinary operating expenses do not exceed a certain percentage of average net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice. Waivers and reimbursements have the effect of lowering a Fund's overall expense ratio and increasing the Fund's overall return to investors.

Litigation. Beginning in late October 2000, Heartland, its High-Yield Municipal Bond and Short Duration High-Yield Municipal Funds (the "High-Yield Funds"), as well as Heartland Advisors and certain of its present and former employees, Heartland's directors, and its independent accountants, were named as defendants in a number of purported class actions brought by shareholders of the High-Yield Funds in federal court. The federal class actions were subsequently consolidated into a single case.

An amended class action complaint was filed in the federal consolidated case on October 1, 2001. It alleged, among other things, that the information concerning the High-Yield Funds contained in Heartland's prospectus and other disclosures was false and misleading in that it overstated the High-Yield Funds' net asset values and performance and understated the risks associated with investing in the High-Yield Funds. It alleged that Heartland as a whole, including all of its Funds, was responsible for the alleged damages. Heartland's assets consist exclusively of the assets of its various Funds.

On March 15, 2002, a proposed Stipulation of Partial Settlement ("Stipulation") was filed in the consolidated class action by the federal class plaintiffs, Heartland, the High-Yield Funds, Heartland Advisors and certain of its present and former employees, and Heartland's directors (together, the "settling defendants"). In that Stipulation, the federal class plaintiffs agreed to dismiss and release all claims, including the federal class actions, against the settling defendants. Correspondingly, a settlement fund of $14,000,000 has been established on behalf of the settling defendants to settle the lawsuit ("partial settlement amount"). Neither Heartland nor any of its separate Funds, directors or officers were required to contribute to the fund. On April 5, 2002, the United States District Court of the Eastern District of Wisconsin entered an order preliminarily approving the Stipulation and setting a settlement fairness hearing on June 21, 2002 to, among other things, determine whether the Stipulation is fair and reasonable and to allow class members to file requests to be excluded from the class.

A remaining case by an individual in the Circuit Court in the County of Milwaukee, Wisconsin is still pending against the same parties named in the federal class action, based on the same allegations as the federal class action. Because of the preliminary stage of this litigation, the ultimate determination cannot be predicted, including the amount of any award, the entities, series or individuals that ultimately may be required to pay any award or the timing of such determination.

On March 21, 2001, at the request of the Securities and Exchange Commission and with the consent of Heartland, a federal court order was entered freezing the assets of the High-Yield Funds and of the Heartland Taxable Short Duration High-Yield Fund ("TSD Fund"), and appointing a receiver for the benefit of investors. The basis for the order was the inability of those Funds to obtain audited financial statements and to provide them on a timely basis to shareholders and file them with the SEC as required under the Investment Company Act of 1940. The court also enjoined Heartland from failing to timely transmit complete and accurate annual reports to shareholders including required audited financial statements or failing to timely file such reports with the SEC. The Fund is not subject to the receiver and the Fund has provided audited financial statements to shareholders and filed them with the SEC on a timely basis.

              PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS

HEARTLAND ADVISORS' MUNICIPAL TEN-POINT VALUE INVESTMENT GRID(TM)

The following questions illustrate Heartland Advisors' process for evaluating the value characteristics of Municipal Obligations for the Fund using its proprietary Municipal Ten-Point Value Investment Grid.(TM) The Fund does not attempt to manage the average maturity or duration of its portfolio, so those characteristics of a bond are not a part of the value grid.

     . Financial Soundness - Are the obligor's financials sound? We prefer low to moderate debt, rising revenues and ample liquidity.

     . Experienced Management - Does the obligor have seasoned, highly specialized and focused management?

     . Strong Legal Covenants - Do the legal documents adequately protect bondholders with provisions like first mortgages, prior claims on revenues, funding levels of debt reserves, occupancy targets, operating ratios and control of management's accountability to bondholders?

     . Strong Competitive Position - Does the issue have a strong competitive position? We prefer an obligor and issuer that hold #1 or #2 market positions (or improving positions) or ones that have a competitive advantage in terms of service or price.

     . Willingness to Pay Debt Obligations - Is there public support for the project to be financed by the municipality and are there legal, tax or political considerations that could affect its ability to meet its financial commitments?

     . High Yield vs. U.S. Treasuries - Is the yield attractive relative to that currently available on U.S. Treasuries?

     . Essential Service - Does the obligor provide a vital public service? Will the demographics of the public sector help ensure the service's continued importance?

     . A Financial Stake by Management - Does sharing the financial risk with bondholders give management an incentive for superior performance?

     . High Debt Service Coverage - Does the obligor have a stable or improving ability to pay interest and principal on its bonds?

     . Catalyst for Change - Does the project being financed or the obligor enjoy a feature or benefit that may improve its competitive or financial position, such as new management, an underdeveloped market, technological advances or changes in the political, economic or regulatory environment?

MUNICIPAL OBLIGATIONS

The term "Municipal Obligations" means debt obligations issued by or on behalf of states, territories or possessions of the United States, sovereign nations within the territorial boundaries of the United States, the District of Columbia and their respective political subdivisions, agencies and instrumentalities, and corporations duly authorized by them.

The two principal classifications of Municipal Obligations are "general obligations" and "revenue obligations." General obligations are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenues from a particular facility or project or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In most cases, revenue obligations are not supported by the municipality's general power to levy taxes and are not direct obligations of the municipality.

Municipal Obligations may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulas intended to minimize fluctuation in the value of the instruments.

Within the two principal classifications of Municipal Obligations, there are various types of securities, including, in part, municipal bonds, private activity bonds, municipal notes, mortgage-backed obligations, municipal leases, loan interests, custodial receipts and participation certificates.

Private Activity Bonds are a type of revenue obligation issued by municipalities and other public authorities to provide funding for various privately operated business facilities ("industrial revenue bonds" or "IRBs"). In most cases IRBs are not secured by the credit of the municipality, but rather the payment of principal and interest depends solely upon payments by the user of the industrial facility financed by the bond or a separate guarantor of the bond. In some instances, real and personal property is pledged as security for principal and interest payments.

Mortgage-Backed Municipal Obligations are a type of municipal security issued by a state, authority or municipality to provide financing for residential housing mortgages to target groups, generally low income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments. The Fund also may receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event the Fund receives principal prepayments in a declining interest rate environment, the Fund may have to invest the unanticipated proceeds in lower-yielding securities. This prepayment risk causes mortgage-backed securities to be more significantly affected by changes in interest rates than is the case for Municipal Obligations that are not subject to such prepayments.

Municipal Lease Obligations are another type of revenue obligation issued by municipalities and other public authorities to acquire land, equipment or facilities. These obligations are not secured by the credit of the municipality, but rather the payment of principal and interest depends solely upon payments by the municipality under a lease or installment purchase contract. Payments by the municipality may be subject to certain conditions, including, for example, clauses that do not require the municipality to make lease or contractual payments unless specific annual appropriations are made by the municipality. If the municipality stops making payments, the obligations could lose value. Some of these instruments may be illiquid and, as such, will be subject to the Fund's 15% limit on illiquid securities.

Participation interests or certificates of participation represent interests in all or part of specific holdings of Municipal Obligations, including, for example, municipal lease obligations.

CREDIT QUALITY

The Fund invests primarily in "investment grade" Municipal Obligations. Investment grade Municipal Obligations are rated "BBB-" or above by S&P or a comparable rating by another nationally recognized statistical rating organization, or are unrated but believed by Heartland Advisors to be of investment grade quality. Issuers of investment grade Municipal Obligations have strong capacity to pay interest and repay principal, while securities rated below investment grade have speculative characteristics that will vary in degree with their quality.

Although credit ratings issued by credit rating agencies are designed to evaluate the risks that a municipality or other issuer will be able to make timely principal and interest payments on its obligations, such ratings are not always accurate. Even if the ratings are accurate when made, the rating agencies may not always make timely changes in a rating in response to changes in the economy or in the condition of the issuer that could affect the likelihood of timely repayment of the Municipal Obligation. Many debt obligations and, in particular, higher yield debt obligations, are unrated. As a result, Heartland Advisors uses credit ratings only as a preliminary indicator of investment quality, relying on its own proprietary credit research and analysis of Municipal Obligations and continually monitoring portfolio securities to determine whether credit quality has changed.

Nationally recognized statistical rating organizations publishing rating information on which Heartland Advisors may rely include Standard & Poor's Rating Group, Moody's Investors Services, Inc., and Fitch Ratings, among others. The Fund also may invest in unrated securities if Heartland Advisors believes that such securities are of quality comparable to the quality of rated securities in which the Fund is permitted to invest.

All rating limitations on investments are applied at time of purchase. Subsequent to purchase, a rated debt obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings may change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

Risks Associated with Municipal Obligations. The Fund's investments in Municipal Obligations involve the following risks:

Credit Risk. Credit risk is the possibility that the municipality or other legal entity ("municipality") issuing a security, the borrower or its guarantor, will not be able to make timely principal and interest payments on its obligations. Securities with lower credit ratings involve greater credit risk. Credit risk also includes the possibility that the interest on an otherwise tax-exempt Municipal Obligation may be subject to federal income tax for a variety of reasons.

Market Risk. Market risk is the possibility that the value of a Fund's portfolio securities will decline due to (a) an increase in interest rates, (b) adverse changes in supply and demand for debt obligations because of market, sector, industry or political factors, or (c) the unavailability or inaccuracy of key information about a particular security or market.

"High Yield" Risk. "High yield" risk is a characteristic of medium and lower quality Municipal Obligations. These obligations offer higher yields, but greater investment risk than higher quality securities with similar maturities. In general, these securities are considered to be more speculative with respect to the issuer's capacity to pay interest and repay principal, and involve greater risk of issuer default or bankruptcy. High-yield debt obligations also may be more susceptible to real or perceived adverse economic conditions or political developments. Investing in lower quality and defaulted securities also may lead to additional expense if a Fund is required to seek recovery of principal and interest payments, and a Fund's right to payment may rank behind those of other creditors of the issuer.

Liquidity Risk. A Municipal Fund's investments may be more thinly traded than secondary trading in higher quality securities. This could cause a Fund difficulty in disposing of portfolio securities and in valuing portfolio securities because of the lack of objective pricing data provided by actively traded markets.

CONCENTRATION

Although the Fund may not invest more than 25% of its total assets in securities of non-governmental issuers whose principal activities are in the same industry, the Fund may invest 25% or more of total assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors or whose issuers or projects are located in the same state or geographic region. It may also invest in projects with different collateral and sources of payment but common or overlapping owners. These factors may cause the Fund to bear greater risk from the effects of an economic, business or political development affecting a particular region or industry. Concentration may also result in potential volatility, causing the Fund's share price and performance to fluctuate.

The Fund has historically invested a substantial portion of its assets in housing authority obligations, particularly those that finance multi-family housing projects. Because housing authority obligations may be supported to a large extent by federal housing subsidy programs, the failing of a housing authority to meet the qualifications required for coverage under federal programs could result in a decrease or elimination of subsidies available for payment of principal and interest on the authority's obligations. Economic developments, including fluctuations in interest rates, significant job losses in the relevant community, failure or inability to increase rental payments and increasing construction and operating costs and a shortage of capital to meet ongoing needs may adversely impact the revenues of housing authorities, and adverse economic conditions such as significant job losses in the relevant community and a shortage of capital to meet ongoing tenant needs may make the project less attractive and result in an increasing probability of default on the underlying mortgage loans. For some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. In addition, certain housing obligations may be subject to early redemption at par based on unused proceeds from the issue and/or prepayment of underlying mortgage obligations.

The Fund's investments are more focused geographically and by industry than a mutual fund with a nationally diversified portfolio of Municipal Obligations. The value of the Municipal Obligations owned by the Fund are closely tied to local, political and economic conditions and developments within Wisconsin and sometimes to the state, local and federal regulations affecting their tax-exempt status or issuance. Other risks include possible tax changes, legislative or judicial action, environmental concerns and differing levels of supply and demand for debt obligations exempt from federal and Wisconsin personal income tax. However, the Fund's policies seek to minimize this geographic concentration risk in a number of ways. First, the Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code. These requirements provide, among other things, that, at the close of each quarter of the Fund's taxable year, (a) those issues which represent more than 5% of the Fund's total assets be limited in the aggregate to 50% of the Fund's total assets, and (b) no single issue exceed 25% of the Fund's total assets. As a matter of fundamental policy, the Fund will not (a) purchase a security if, as a result, more than 25% of its total assets would be invested in a single issuer, other than securities issued or guaranteed by the United States government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions; or (b) purchase more than 10% of the outstanding voting securities of an issuer.

Moreover, since the Fund's policies and programs permit it to purchase securities issued by territories or possessions of the United States which are exempt from federal and Wisconsin personal income tax, the geographic concentration is less than if the Fund was limited solely to investments in one state.

TEMPORARY POSITIONS

Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short term corporate debt securities, variable rate demand notes, Government securities and repurchase agreements. Temporary investments in liquid reserves is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

OTHER INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition to the principal investment strategies discussed above in this prospectus, the Fund may engage in other non-principal investment strategies discussed below and in its statement of additional information. Unless otherwise stated, investment policies and limitations set forth below and elsewhere in this prospectus and the statement of additional information that are described in percentage terms apply at the time of purchase of a security.

Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities. The term "illiquid security" includes any security that may not be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the Fund has valued it. The Fund may invest in debt obligations that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Private placement notes issued pursuant to a private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the "1933 Act") have been determined to be liquid by the Heartland Board of Directors. These securities and restricted securities issued under Rule 144A of the 1933 Act that are deemed to be liquid by Heartland Advisors under guidelines established by the Board of Directors are not subject to the Fund's limitation on illiquid securities. Municipal lease obligations, which also may be considered illiquid, may similarly be determined to be liquid in accordance with guidelines adopted by the Heartland Board of Directors. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered illiquid.

When-Issued and Delayed-Delivery Securities; Forward Commitments. The Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Fund purchases securities in this manner in order to secure an advantageous price and yield, but the value of the security could change before settlement. Therefore, although the Fund will make such commitments only with the intention of actually acquiring the securities, they may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that the Fund will sell securities with a commitment to purchase similar, but not identical securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

Standby Commitments. To facilitate portfolio liquidity, the Fund may obtain standby commitments when they purchase debt obligations. A standby commitment gives the holder the right to sell the underlying security back to the seller at an agreed price on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, reducing its yield.

Loan Interests. The Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary year to year as well as within a year. The Fund may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with their objective of seeking tax-exempt interest income. The Fund may engage in short-term trading if the anticipated benefits are expected by Heartland Advisors to exceed the transaction costs. Portfolio turnover may also be affected by the sale of portfolio securities to meet cash requirements for redemption of shares of the Fund. High portfolio turnover could result in increases in transaction costs, generate realized capital gains which would be taxable distributions to shareholders, and adversely affect the Fund's performance.

                                  HOW TO INVEST
                                  INSTRUCTIONS

HOW MAY WE HELP YOU?
---------------------------------

1.800.432.7856

www.heartlandfunds.com

Make a check payable to:
Heartland Funds

ADDRESSES
---------------------------------

Mailing Address
---------------

Heartland Funds
P.O. Box 182304
Columbus, OH 43218-2304

Overnight Delivery
------------------

Heartland Funds
3435 Stelzer Road
Columbus, OH 43219

CONCEPTS TO UNDERSTAND
---------------------------------

Wire Transfer: The fastest way to transfer money from one financial institution to another. Your bank may charge a fee to send or receive a wire transfer.

Electronic Funds Transfer: Transferring money to your bank account electronically may take up to 10 business days to clear. EFT usually is available without a fee at all Automated Clearing House (ACH) banks. Establishing EFT services requires approximately 15 days.

HOW TO INVEST BY TELEPHONE
---------------------------------

ADD TO AN ACCOUNT

Telephone Purchase by Electronic Funds Transfer Available for additional investments of $100 to $25,000. Your account will be charged a service fee (currently $8.00) if an electronic funds transfer cannot be processed due to insufficient funds or a stop transfer. Contact us for an Account Maintenance Form.

Wire Have your bank send your investment to Huntington National Bank with these instructions:

..    ABA #044000024
..    A/C #01892134620
..    CREDIT TO: Heartland (name of fund)
..    your Heartland account number
..    name(s) of investor(s)

SELL SHARES

Check Call us to request your redemption. A check will be mailed to the address on the account. Express mail delivery is available on request for an additional charge (currently $12.00).

Wire or Electronic Funds Transfer These services must be pre-authorized in writing. To add these services, call us to request an Account Maintenance Form. Once the Fund has your bank account information on file, call us to request your redemption. Proceeds will be wired or transferred electronically to your bank. For wires, your account will be charged a service fee (currently $6.50).

Telephone and Wire Redemptions are subject to a $1,000 minimum.

HOW TO INVEST IN WRITING
---------------------------------

OPEN AN ACCOUNT

Mail a completed application form and a check.

ADD TO AN ACCOUNT

Fill out the Additional Investment Form attached to your statement and mail it in with a check. Write your Heartland account number on your check.

Mail the form and the check.

SELL SHARES

Write a letter of instruction that includes:

..    the names and signatures of all account holders
..    your Heartland account number
..    the amount in dollars or shares you want to sell
..    how and where to send the proceeds

We will mail the proceeds to the address on the account unless otherwise requested. A signature guarantee may be required.

Mail the letter of instruction.

HOW TO INVEST AUTOMATICALLY
---------------------------------

OPEN AN ACCOUNT

Complete the Application Form, including Automatic Investment Plan section, and return it with your investment (minimum of $50 per transaction).

ADD TO AN ACCOUNT

All Services Call us to request a form to add the Automatic Investment Plan (minimun of $50 per transaction) to your account. Complete and return the form along with any other required materials.

SEEL SHARES

Systematic Withdrawal Plan Call us to request an Account Maintenance Form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

MORE INFORMATION
---------------------------------

Computer Visit the Heartland web site www.heartlandfunds.com for more information. Follow the instructions to download an Account Application.

                                ACCOUNT POLICIES

If you wish to make a telephone transaction under one of the purchase or redemption options described, please call Shareholder Services at 1.800.432.7856 or 414.289.7000. If you have a question about investing or need forms for electing an option, call Shareholder Services at either number or visit our website at www.heartlandfunds.com.

Please note that you may terminate or change any option you elect at any time upon five days' advance notice to Heartland Investor Services, LLC, the Fund's principal underwriter and distributor (the "Distributor").

The Fund may suspend, modify or terminate any telephone or automatic purchase or redemption option at any time without notice to you, and may restrict excessive exchange activity that the officers of Heartland determine is not in the best interests of the Fund or its shareholders. The Fund also reserves the right to waive or lower any minimum dollar amounts applicable to the transactions discussed.

Copies of account statements are available upon request.

Time of Purchase and Form of Payment. Shares of the Fund are sold without a sales charge. Your purchase of the Fund's shares will, therefore, be made at the net asset value per share next determined after the Fund or its authorized agent receives your payment. Net asset value is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Payment must be in U.S. dollars by check drawn on a bank in the United States, wire transfer or electronic transfer. Usually, the Fund will not accept payment in the form of a check payable to you or a third party, and endorsed over to the Fund. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.

If your payment is received after 4:00 p.m., Eastern Time, your purchase will be effective on the next business day, and such orders are priced at the net asset value per share on that next day. Purchase orders for the Fund are not binding until accepted by the Fund or its authorized agent. The Fund may reject any order its officers determine is not in the best interests of the Fund or its shareholders, and the offering of Fund shares may be suspended or limited at any time without notice to shareholders. The Fund also may reject any order not accompanied by instructions in English. Once accepted, you may not cancel or revoke your purchase order, but you may redeem your shares.

Investment Minimums. If you purchase shares directly from the Fund, your initial investment must be for a minimum of $1,000, except for accounts opened with an automatic investment plan. Subsequent purchases made by mail, other than through dividend reinvestment, must be for a minimum of $100. The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

Tax Identification Numbers. Under IRS rules, we must receive your correct social security or tax identification number on a signed Account Application or IRS Form W9 when you open your account. Otherwise, you may be subject to an IRS fine, and we may be required to withhold a percentage (currently 30%) of your dividend and capital gain distributions and of your redemption proceeds.

Purchases Through Third Parties. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies which are not in the best interests of the Fund or its shareholders. Shares purchased through third parties may be subject to special fees, different investment minimums and other conditions that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this prospectus. Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on the Fund's behalf. If you purchase shares through a third party which is also an authorized agent of the Fund, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value next determined after receipt by the Fund.

REDEEMING SHARES

Redemptions by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, the persons signing should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a shareholder corporation also is required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland prior to mailing their instructions to determine if other documentation may be required.

Time of Redemption; Form of Instructions and Payment. Your shares will be redeemed at the net asset value per share next determined after your instructions, in English, are received by the Fund or its authorized agent in good order as further explained below. The Fund will not accept an order with instructions for redemption on a particular date or at a particular price. The Fund uses procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Fund is not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted, you may not cancel or revoke your redemption order.

Usually, proceeds are mailed within one or two days of redemption or wired on the next business day, but in no event are proceeds remitted to you later than seven days after redemption. The Fund does not guarantee the time of receipt of your proceeds and is not responsible for delays in mail or wire services. In limited circumstances as permitted by the Securities and Exchange Commission (such as when the New York Stock Exchange is closed or trading is restricted, or when an emergency exists), the Fund may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Fund reserves the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If redemption instructions are received in good order for shares that have not been paid for, your shares will be redeemed, but the Fund reserves the right to hold the proceeds until payment of the purchase price can be confirmed which may take up to 15 days. This type of delay can be avoided by purchasing shares by federal funds wire. If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Early Redemption Fee. Upon advance written notice to you, the Fund reserves the right to charge you an early redemption fee on shares being redeemed or exchanged that are held for less than a specified number of days.

EXCHANGING SHARES

Unless you instruct the Fund that you do not want this service, you are automatically permitted to purchase shares of the Fund with the proceeds of redemption for your account in any other available Heartland Fund or the BNY Hamilton Treasury Money Fund (the "Money Fund"). This type of transaction is referred to as an "exchange" and may be effected by writing or calling the Distributor. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000 and not more than $500,000.

Investments in the Money Fund are subject to the terms and conditions of that fund's prospectus, which may be obtained from the Distributor. The Money Fund pays the Distributor a fee of up to 0.50% of the Money Fund's average daily net assets representing shares with respect to which the Distributor provides account servicing, recordkeeping and distribution services.

Signature Guarantees. To protect your account, the Fund reserves the right to require a signature guarantee for written redemption instructions. Normally, a signature guarantee will be required if the redemption proceeds will exceed $50,000. A signature guarantee will also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Fund's records or forwarded to a bank not identified on the Fund's records as authorized to receive the proceeds. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Notaries public cannot guarantee signatures.

Normally the Fund accepts only medallion guarantees. Medallion guarantees are issued by guarantors that participate in one of several signature guarantee programs that are designed to promote safe and accurate securities transactions. A medallion guarantee provides additional protective measures through the use of special technology like bar codes, magnetic security ink and scanners.

Redemptions Through Third Parties. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Fund indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Fund. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Fund's behalf. If you redeem shares through a third party which is also an authorized agent of the Fund, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value per share next determined after receipt by the Fund.

Involuntary Redemption. If your account value in the Fund falls below $500 for three months or more, the Fund may redeem all of your shares in that Fund upon 60 days' advance notice to you. You may avoid an involuntary redemption by making additional investments to bring your account value up to at least $1,000.

SHARE PRICE

Fund shares are purchased and redeemed at the net asset value per share next determined following receipt of your order in proper form by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day the Exchange is open. Orders received after 4:00 p.m., Eastern Time, are priced at the net asset value per share determined on the next business day of the Fund.

Third parties acting as authorized agents of the Fund are required to segregate orders received after the close of regular trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value per share next subsequently determined.

You should always verify your order against your confirmation when you receive it. Please contact Heartland or the third party with which you placed your order promptly if you notice any discrepancy.

Portfolio securities are valued on the basis of market quotations or at fair value using methods determined by Heartland's Board of Directors. The Fund uses a "fair value" methodology to value securities for which market quotations are not readily available. Fair values of debt securities are normally determined by using valuations furnished by one or more pricing services approved by Heartland's Board of Directors. Debt securities purchased with remaining maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium.

SHAREHOLDER INFORMATION AND REPORTING

HEARTLAND VALUE SOURCE(TM)

Heartland Advisors' website, Heartland Value Source(TM), located at www.heartlandfunds.com, provides investors with a variety of information about the Fund, including daily share prices, market updates and shareholder reports. Shareholders can access their accounts directly to review current balances, recent transactions and other account information.

INVESTMENT REPORTS AND PROSPECTUSES

The Fund's portfolio managers review their strategies and results in Value Reports, which also contain schedules of investments and Fund financial statements. Heartland Advisors periodically publishes and mails to shareholders other investment and performance information. Shareholders also receive annual prospectus updates.

Whenever practicable, and to the extent permitted by applicable law, a single report, prospectus or other communication will be mailed to shareholders who share a single address. In some cases, Heartland may be required to obtain advance written consent. To receive additional copies, you may visit our website (www.heartlandfunds.com), call Shareholder Services at 1.800.432.7856 or 414.289.7000, or write to Heartland at 789 North Water Street, Milwaukee, WI 53202.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that the Fund holds compared to its original purchase price. The gain or loss is "unrealized" until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund held the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

The Fund will declare dividends from net investment income daily and pay them monthly. If the Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another available Heartland Fund or to have them paid to you in cash. Fund dividends and capital gain distributions that are reinvested will be confirmed on your account statement for the quarter in which the reinvestment is made.

If you choose to have dividends or capital gain distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check and future distributions in shares of the Fund at their then current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

"Buying a Dividend." Please note that if you purchase shares just before the record date of a capital gain distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund's net asset value per share on the record date will be reduced by the amount of the dividend. This is sometimes referred to as "buying a dividend."

TAXES

Interest earned by the Fund is in general federally tax-free when distributed to you as a dividend; however, if the Fund earns taxable income from any of its investments, it will be distributed as a taxable dividend and taxable to you as ordinary income for federal income tax purposes.

The Fund may invest in Municipal Obligations the interest on which (less any related expenses) is a tax-preference item for purposes of the federal alternative minimum tax for individuals (private activity securities). To the extent the Fund invests in private activity securities, individuals who are subject to the alternative minimum tax will be required to report a portion of the Fund's dividends as a "tax preference item" in determining their federal alternative minimum tax. Liability for a federally alternative minimum tax will depend on your individual tax circumstances.

Short term capital gains from the Fund will be taxable to shareholders as ordinary income for federal income tax purposes. Long term capital gain will be taxable as long term capital gains to shareholders. If the Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Transfer Agent will process your distribution and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

If you redeem or exchange your shares, the transaction is a taxable event. State and local tax rules differ from the federal tax rules described in this prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Fund.

PRIVACY POLICY

We collect the following nonpublic personal information about you: information we receive from you on or in applications or other forms, correspondence or conversations, including but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted or required by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to the Transfer Agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern your nonpublic information would be shares with nonaffiliated third parties.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund over the period presented (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report to Shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS

                                                               For the year ended December 31,
                                                     ---------------------------------------------------
                                                       2001      2000       1999       1998       1997
                                                     ---------------------------------------------------
Per Share Data
Net asset value, beginning of year                     $9.83      $9.64     $10.48     $10.44     $10.16
Income (loss) from investment operations:
     Net investment income                              0.47       0.51       0.51       0.51       0.52
     Net realized and  unrealized  gains (losses)
         on investments                                 0.04       0.19      (0.84)      0.04       0.28
                                                        ----       ----     ------       ----       ----

         Total  income  (loss)  from   investment       0.51       0.70      (0.33)      0.55       0.80
         operations
Less distributions from:
     Net investment income                             (0.47)     (0.51)     (0.51)     (0.51)     (0.52)
                                                      ------     ------     ------     ------     ------
         Total distributions                           (0.47)     (0.51)     (0.51)     (0.51)     (0.52)
                                                      ------     ------     ------     ------     ------
Net asset value, end of year                           $9.87      $9.83      $9.64     $10.48     $10.44
                                                       =====      =====      =====     ======     ======
Total Return                                           5.23%       7.44%     (3.27)%     5.41%      8.06%
Ratios and Supplemental Data

     Net assets, end of year (in thousands)          $90,968   $103,817   $131,533   $143,417   $131,348

     Percentage  of  operating   expenses  before      1.00%       0.83%      0.82%      0.78%      0.81%
     interest expense to average net assets/(1)/

     Percentage  of  interest  expense to average
     net assets                                           --       0.01%      0.00%        --         --

     Percentage  of  net  investment   income  to
     average net assets                                 4.69%      5.25%      5.01%      4.90%      5.05%

     Portfolio turnover rate                              12%        26%        78%        16%         8%

/(1)/ The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the percentage of net expenses to average net assets for the years ended December 31, 2001, 1999, 1998 and 1997 would have been 1.01%, 0.84%, 0.83%, 0.80% and 0.82%, respectively.

--------------------------------------------------------------------------------
HEARTLAND FUNDS
General Information and Account/Price Information (24 hours):
1.800.432.7856 or 414.289.7000
www.heartlandfunds.com
--------------------------------------------------------------------------------

HEARTLAND FUNDS
789 North Water Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR
Heartland Advisors, Inc.
789 North Water Street
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Heartland Investor Services, LLC
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
U.S. Bank Institutional Trust & Custody
425 Walnut Street, 6th Floor
Cincinnati, Ohio 45202

TRANSFER AND DIVIDEND DISBURSING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write Heartland Investor Services, LLC at:

Heartland Investor Services, LLC
789 North Water Street
Milwaukee, Wisconsin 53202
1.800.432.7856 or 414.289.7000

You may also obtain the Annual and Semi-Annual Reports and other relevant information at Heartland Funds' website (www.heartlandfunds.com).

The SAI, which contains more information on the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that significantly affected the Fund's performance during the prior fiscal year and six month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.202.942.8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-4982

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002

                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund
                        Heartland Wisconsin Tax Free Fund

               789 North Water Street, Milwaukee, Wisconsin 53202
                        (414) 289-7000 or 1-800-432-7856
                             www.heartlandfunds.com

     Heartland Group, Inc. ("Heartland") is registered as an open-end, management investment company consisting of the separate mutual fund series, including those listed above (the "Funds"). The investment advisor for the Funds is Heartland Advisors, Inc. ("Heartland Advisors"). This Statement of Additional Information ("SAI") relates to the Funds, each of which has a distinct investment objective and program.

     This SAI is not a prospectus, but provides you with additional information that should be read in conjunction with the Prospectuses for the Funds, each dated May 1, 2002. You may obtain a free copy of any Fund's Prospectus and an account application by contacting the distributor, Heartland Investor Services, LLC ("Heartland Investor Services"), at the street or website address, or at either telephone number listed above.

     The financial statements of the Funds and the reports of the independent public accountants thereon are incorporated by reference into this Statement of Additional Information from the Funds' Annual Report to Shareholders for the year ended December 31, 2001. See "Financial Statements."

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION TO THE FUNDS................................................... 2
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS............................. 2
TYPES OF SECURITIES......................................................... 8
PORTFOLIO MANAGEMENT STRATEGIES............................................. 29
INVESTMENT RESTRICTIONS..................................................... 34
PORTFOLIO TURNOVER.......................................................... 37
MANAGEMENT.................................................................. 37
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................... 45
INVESTMENT ADVISORY AND OTHER SERVICES...................................... 45
DISTRIBUTION OF SHARES...................................................... 49
PORTFOLIO TRANSACTIONS...................................................... 51
DESCRIPTION OF SHARES....................................................... 55
PURCHASES AND SALES......................................................... 56
ADDITIONAL INCOME TAX CONSIDERATIONS........................................ 57
PERFORMANCE INFORMATION..................................................... 58
FINANCIAL STATEMENTS........................................................ 64

                            INTRODUCTION TO THE FUNDS

     Each member of the Heartland family of funds is a separate series of Heartland Group, Inc., a Maryland corporation formed in 1986 and registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is a diversified fund (other than the Wisconsin Tax Free Fund, which is non-diversified) and has a distinct investment objective and program. In addition to the Funds, Heartland has three series that are closed to new investors and under the control of a court-appointed receiver - Heartland Taxable Short Duration Municipal Fund, Heartland Short Duration High-Yield Municipal Fund and Heartland High-Yield Municipal Bond Fund.

     The Heartland Select Value Fund commenced operations on October 11, 1996. The Heartland Value Plus Fund commenced operations on October 26, 1993. The Heartland Value Fund commenced operations on December 28, 1984. The Heartland Taxable Short Duration Municipal Fund commenced operations on December 29, 1998. The Heartland Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds commenced operations on January 2, 1997. The Heartland Wisconsin Tax Free Fund commenced operation on April 3, 1992.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Heartland Select Value Fund

     The Heartland Select Value Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Fund. Normally, the Fund invests in common stocks of companies with market capitalizations in excess of $500 million, but it may invest in companies of all sizes. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisor's perceptions of relative valuations, future prospects and market conditions.

     The Fund invests in a limited number of stocks (currently 35 to 50). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

     To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. The Fund may invest in other securities, including preferred stocks, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission ("CFTC").

     Under adverse market conditions or other extraordinary economic or market conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland Value Plus Fund

     The Heartland Value Plus Fund seeks long-term capital appreciation and modest current income. The Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

     The Fund invests in a limited number of stocks (currently 30 to 50). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

     To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. The Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland Value Fund

     Heartland Value Fund seeks long-term capital appreciation through investing in small companies. The Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in companies with market capitalizations of less than $300 million.

     To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. It may invest in other securities, including equity securities of larger companies, preferred stocks, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. The Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland Wisconsin Tax Free Fund

     Heartland Wisconsin Tax Free Fund seeks to provide investors with a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests primarily in Municipal Obligations that are exempt from personal income tax in Wisconsin and under federal law, including certain Municipal Obligations issued by Wisconsin entities and securities of other entities meeting such criteria. As a matter of fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets so that the income earned thereon is exempt from federal and Wisconsin personal income tax and is not a tax preference item under the federal alternative minimum tax rules.

     The Fund invests primarily in Municipal Obligations judged by Heartland Advisors to be of investment grade quality, but may invest up to 20% of its total assets in securities rated below investment grade or in non-rated securities that Heartland Advisors judges to be of comparable quality.

     Only limited categories of Municipal Obligations are exempt from Wisconsin personal income tax, which may cause the Fund's investments to be more concentrated geographically and by industry than a mutual fund that does not seek to invest in issuers offering a double tax exemption.

     The Fund may invest up to 20% of net assets in other debt securities; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and other structured transactions. The Fund may invest up to 20% of its total assets in non-investment grade debt securities, which are those rated below BBB- by S&P or a comparable rating by another nationally recognized statistical rating organization.

     Any assets not otherwise invested will be held in liquid reserves. Liquid reserves include, but are not limited to, money market instruments, repurchase agreements, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes and U.S. Government securities. Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Diversification. The number of issues of securities which meet the Wisconsin Tax Free Fund's investment objective and criteria may be somewhat limited. As a result, a relatively high percentage of the Fund's assets may be invested from time to time in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. Some securities may also involve the financing of projects with common ownership and/or management. The Fund's portfolio securities may therefore be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

     The Wisconsin Tax Free Fund will operate as a non-diversified management investment company under the 1940 Act, but intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. These provisions of the Internal Revenue Code currently require that, at the end of each quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's assets must be invested in cash, government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets; and (b) not more than 25% of the value of the Fund's total assets can be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies). In addition, as a matter of fundamental policy, the Fund may not purchase more than 10% of the outstanding voting securities of an issuer or invest in a security if, as a result thereof, more than 25% of the Fund's total assets would be invested in a single issuer (other than securities issued or guaranteed by the U.S. Government, a state or territory of the United States, the District of Columbia, or their respective agencies, instrumentalities, municipalities or political subdivisions).

     Geographic Concentrations. The following information is a brief summary of factors affecting Wisconsin, Puerto Rico, Guam and the Virgin Islands, jurisdictions in which the Wisconsin Tax Free Fund may invest a portion of its assets, and does not purport to be a complete description of such factors.

     Factors Affecting Wisconsin. Wisconsin's economy, although fairly diverse,
     ---------------------------
is primarily concentrated in the manufacturing services and trade sectors and is influenced by the vast supply of resources in the state. The top five industries, based on number of employees, include services, manufacturing, retail trade, government and finance, insurance and real estate. Manufacturing provided about 25.5% of Wisconsin's earned income, the service industries 24.7% and government 13.7%. Wisconsin ranks third nationally in percentage of earned income from manufacturing. The top five industrial output rankings, based on value of shipments, include dairy products, motor vehicles and equipment, miscellaneous converted paper products, paper mills and meat products.

     The state's annual unemployment rate over the last 10 years has been below the national average. In 2001, Wisconsin's unemployment rate was 4.3% and the national unemployment rate was 4.8%. Over the past 30 years, Wisconsin's labor force has increased by over 1.1 million workers from 1,941,700 in 1970 to 3,047,800 in 2001. The state is highly ranked in terms of job creation, especially in the creation of manufacturing jobs. Since 1987, the state's personal income tax rate has been reduced from 7.9% to 6.75%.

     Historically, Wisconsin has had an extremely diverse revenue-raising structure. Over 36% of the total revenue is delivered from the various taxes levied by the state. The remainder comes from (i) investment income, (ii) various kinds of fees, licenses, permits, and service charges paid by users of specific services, privileges or facilities, and (iii) gifts, donations and contributions. Wisconsin imposes a sales tax on goods and a selective tax on services. Approximately 61% of all general purpose revenue fund taxes collected by the state are returned to local units of government. The remaining funds are used for payments to individuals and organizations (16%) and state programs (23%). In 2000, Wisconsin ranked eighteenth nationally in total per capita state and local government revenue and ranked sixteenth nationally in total general state and local government per capita expenditures.

     Wisconsin ranked forty-eighth in federal revenues, including grants to state and local government, salaries and wages, direct payments to individuals, procurement and other programs. Future federal budget proposals which include reductions in federal aid may have a more immediate effect on individuals, local governments and other service providers than the state directly. Such proposals, if enacted, may increase the likelihood that the state will be asked to increase its support of the affected parties. Implementing choices posed by the federal budget would involve state legislative action.

     Wisconsin maintains narrow cash balances and reserves. As of May 31, 2001, the total outstanding debt in Wisconsin amounted to $3.95 billion of which $2.8 billion was tax-supported and $1.16 billion was revenue supported. The ratio of debt to future revenue and reserves caused three bond rating companies to downgrade Wisconsin's bond rating. Standard & Poor's applied a negative outlook to its AA rating for Wisconsin. Moody's Investors Service downgraded the state's rating from Aa2 to Aa3. Fitch Ratings downgraded Wisconsin's rating from AA+ to AA. The lower a state's bond rating, the more it costs the state to pay off bonds to finance various projects. Revenue bonds held in the Wisconsin Tax Free Fund are not assigned the state's General Obligation rating, but rather are rated on an individual basis.

     Wisconsin may increase appropriations from or reduce taxes below the levels established in its budget. In recent past years, Wisconsin has adopted appropriation measures subsequent to passage of its budget act. However, it has been the state's policy that supplemental appropriations adopted by the State Legislature will be within revenue projections for that fiscal period or balanced by reductions in other appropriations. Thus, spending from additional appropriations historically has been matched by reduced disbursements, increased revenues or a combination of both. The State Constitution requires the Legislature to provide for an annual tax sufficient to defray the estimated expenses of the state for each year, and when the expenses of any year exceed income, the Legislature must provide for a tax for the ensuing year sufficient, with other sources of income, to pay such deficiency as well as the estimated expenses for the ensuing year.

     Unforeseen events or variations may cause a decrease in the receipts or cash flow to the state's agencies. It is not clear what effect, if any, such events would have on the Fund.

     Factors Affecting Puerto Rico. The Wisconsin Tax Free Fund may invest in
     -----------------------------
obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities, that qualify as double tax-exempt Municipal Obligations. The majority of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

     The Puerto Rico economy generally parallels the economic cycles of the United States, as most goods are imported from the U.S. Interest rates also generally mirror those of the United States. For decades, Puerto Rico has had a very open economy, with large flows of trade, investment and income. The magnitude of those flows is so large compared to the scale of the whole economy, that their behavior is a key element in the analysis of Puerto Rico's Gross National Product accounting. While the combined share of exports and imports of goods and services in the United States represents 28.8% of GNP, in Puerto Rico it accounts for 255.3%.

     Factors Affecting Guam. Guam, the westernmost territory of the U.S., is
     ----------------------
located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. A weakened Japanese economy has affected Guam's tourism sector. Public sector employment in Guam is significant with approximately 40% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions. The government of Guam has taken steps to improve its financial position which include the development of local labor; however, there can be no assurances that an improvement will be realized.

     Factors Affecting the Virgin Islands. The United States Virgin Islands
     ------------------------------------
include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, 1,100 east, southeast of Miami. Historically a center of sugar production and commerce, by the 1980s tourism had become the leading economic factor in the Virgin Islands. The Caribbean's most popular tourist destination, the Virgin Islands received over 2.5 million visitors in 2001, representing a 5% increase over 2000. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events and terrorist activities in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the Virgin Islands.

                               TYPES OF SECURITIES

     The following information supplements the discussion of the Funds' investments described in their respective Prospectuses.

     Convertible Securities

     Convertible securities in which the Funds may invest include any bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion right, while generally earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Heartland Advisors will look to the conversion feature and consider substantially the same investment criteria it would consider if purchasing the underlying common stock. However, these securities will nevertheless be subject to the same quality and investment limitations applicable to the Funds' investments in debt securities.

     The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity.

     Custodial Receipts and Participation Interests

     Each Fund may invest in custodial receipts which represent ownership in future interest or principal payments, or both, on certain securities that are underwritten by securities dealers or banks.

     Each Fund may also invest in participation interests in securities. Participation interests give a Fund an undivided interest in a security in the proportion that the Fund's participation interest bears to the principal amount of the security.

     Debt Securities

     The Funds may invest in debt securities of corporate and governmental issuers. The Select Value, Value Plus and Value Funds may invest up to 35% of their respective total assets in corporate debt securities and U.S. Governmental obligations, but under normal market conditions will not invest more than 10% of their respective assets in such securities. The Wisconsin Tax Free Fund may invest all of its assets in debt securities, including Municipal Obligations. There are no credit quality or maturity limitation on a Fund's investments in debt securities, except that the Wisconsin Tax Free Fund may not invest more than 20% of its total assets in debt obligations rated below investment grade (i.e., lower than BBB- by Standard & Poor's Ratings Service ("S&P") or a comparable rating by another nationally recognized statistical rating organization ("NRSRO")).

     The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions. In general, the longer the ma-turity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by the Fund, and an increase in rates will generally have the opposite effect.

     Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

     Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as "investment-grade" debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. The principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of NRSROs.

     All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

     "High-Yield" Risk. Each Fund's investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as "junk bonds" (hereinafter referred to as "lower-quality securities"). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

     . Effect of Interest Rates and Economic Changes. The market for lower-quality and comparable unrated securities is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market would withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

          All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

          As previously noted, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and a Fund's net asset value will decline correspondingly. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

     . Credit Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings, including, for example, those published by S&P, Moody's Investors Service and Fitch Ratings, are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on Heartland Advisors' credit analysis than would be the case with investments in investment-grade debt obligations. Accordingly, Heartland Advisors monitors bonds held in a Fund's portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

     . Legal Risk. Securities in which a Fund may invest, including Municipal Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their debt securities may be materially impaired.

          From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for such securities.

     . Liquidity Risk. A Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, a Fund's net asset value and ability to dispose of particular securities when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, may be affected.

     Municipal Obligations. The Wisconsin Tax Free Fund invests primarily in Municipal Obligations. The term "Municipal Obligations" means debt obligations issued by or on behalf of states, territories or possessions of the United States and sovereign nations within the territorial boundaries of the United States, the District of Columbia and their respective political subdivisions, agencies, and instrumentalities, and corporations duly authorized by them. Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, nursing homes, mental health facilities, mass transportation, schools, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. Municipal Obligations may also be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

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     The two principal classifications of Municipal Obligations are "general obligations," which are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest, and "revenue obligations," which are generally payable only from the revenues from a particular facility or project, or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, certain kinds of "private activity bonds" ("industrial revenue bonds" or "IRBs") are issued by public authorities to provide funding for various privately operated industrial facilities. In most cases, IRBs are not secured by the credit of the municipality, but rather the payment of principal and interest is dependent solely upon payments by the user of the industrial facility financed by the bond or a separate guarantor of the bond. In some instances, real and personal property is pledged as security for principal and interest payments.

     The Wisconsin Tax Free Fund may also invest in the following types of Municipal Obligations:

          Municipal Notes. The principal kinds of municipal notes in which the Wisconsin Tax Free Fund may invest include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes, which are guaranteed by the United States Department of Housing and Urban Development and secured by the full faith and credit of the United States, are issued by local agencies.

          Municipal Commercial Paper. Municipal commercial paper typically represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to provide interim construction financing or to meet seasonal working capital needs of municipalities and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

          Municipal Lease Obligations. The Wisconsin Tax Free Fund may invest in state or local municipal leases. Municipal leases may take the form of a lease with an option to purchase, an installment purchase or a conditional sales contract which is entered into by state and local governments and other public authorities to purchase or lease land, equipment or facilities, such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, which are secured by payments by the municipality under the lease or sales contract but are not backed by the municipality's credit, frequently have the special risks described below. Municipal lease obligations that are illiquid are subject to the Fund's limitation on investments in illiquid securities. See the section of this SAI titled "Illiquid Securities."

          Leases and installment purchase or conditional sale contracts (which usually provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. Often municipal leases contain "non-appropriation" clauses that provide that the public body has no obligation to make future payments under the lease unless money is specifically appropriated for such purpose each year (the "non-appropriation" clause). In addition, protections extended to holders of indebtedness under relevant state law do not extend to owners of municipal leases. Finally, municipal leases may provide for termination at the option of the municipality at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed. If a lease is terminated or not renewed, the lessor is without recourse to the general credit of the municipality and may be limited to repossession of the leased property. The disposition of the leased property by the lessor in the event of a lease termination might prove difficult and could result in a loss to the holders of participation interests.

          Mortgage-Backed Municipal Obligations. The Wisconsin Tax Free Fund may invest in mortgage-backed Municipal Obligations, which finance residential housing mortgages to target groups, generally low income individuals who are first-time home buyers. An investment in such obligations represents an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the investor represent both regularly scheduled principal and interest payments, as well as additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected regardless of the interest rate environment, prepayment of the underlying mortgages usually accelerates in periods of declining interest rates. Accelerated prepayment could result in the Fund having to invest the unanticipated proceeds in lower-yielding securities. This prepayment risk causes mortgage-backed securities to be more significantly affected by changes in interest rates than is the case for other types of Municipal Obligations.

          Credit Enhanced Securities. The Wisconsin Tax Free Fund may invest in credit enhanced securities, which are Municipal Obligations that are either insured as to the timely payment of principal and interest or backed by (a) the full faith and credit of the U.S. Government, (b) agencies or instrumentalities of the U.S. Government or (c) U.S. Government securities. Municipal Obligations may be insured when purchased by the Fund or the Fund may purchase insurance in order to turn an uninsured Municipal Obligation into an insured Municipal Obligation.

     U.S. Government Obligations. Each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Floating and Variable Rate Securities. Each Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank's prime rate.

     Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument's maturity to be shorter than its stated maturity.

     Deferrable Subordinated Securities. Certain securities have been issued recently which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed by rating agencies and bank regulators as possessing certain "equity-like" features. However, the securities are treated as debt securities by market participants, and each Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. Each Fund may invest in these securities to the extent their yield, credit and maturity characteristics are consistent with the Fund's investment objective and strategies.

     Inflation-Indexed Bonds. Each Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in a Fund's gross income for the relevant tax year, the excess will be treated as an ordinary loss.

     If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in a Fund's gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services.

     Mortgage-Related and Asset-Backed Securities. Mortgage-related securities in which the Funds may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S.

Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

     In general, mortgage-related and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related and asset-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related and asset-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets. Prepayments may result in early payment of the applicable mortgage-related or asset-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related or asset-backed securities in an investment that provides as high a yield as the mortgage-related or asset-backed securities. Consequently, early payment associated with mortgage-related and asset-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. During periods of falling interest rates, the rate of prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related and asset-backed securities. During periods of rising interest rates, the rate of prepayments generally decreases, thereby tending to increase the life of mortgage-related and asset-backed securities. If the life of a mortgage-related or asset-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

     Mortgage-related and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

     Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related and asset-backed securities in which a Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related and asset-backed securities may change due to changes in the market's perception of the creditworthiness of the issuer, and the mortgage-related and asset-backed securities markets in general may be adversely affected by changes in governmental regulation or tax policies.

     Certain characteristics of adjustable rate mortgage securities ("ARMs") may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow a Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indexes underlying the ARMs, as certain indexes closely mirror market interest rate levels and others tend to lag changes in market rates.

     ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed rate mortgages in order to avoid interest rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

     Collateralized mortgage obligations ("CMOs") are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

     Similarly, prepayments could also result in losses on stripped mortgage-backed and asset-backed securities. Stripped mortgage-backed and asset-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of loans. A Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Complex instruments such as CMOs and stripped mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, potentially making their price highly volatile.

     The secondary market for stripped mortgage-backed and asset-backed securities may be more volatile and less liquid than that for other securities, potentially limiting the Funds' ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

     It is anticipated that certain entities may create loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related and asset-backed securities. As new types of mortgage-related and asset-backed securities are developed and offered to investors, Heartland Advisors will, consistent with each Fund's objective and investment policies, consider making investments in such new types of securities.

     Zero-Coupon, Step-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

     Derivative Instruments

     Each Fund may invest in a broad array of financial instruments and securities, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures contracts, options on futures contracts and hybrid instruments to (a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or
(d) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment. The Wisconsin Tax Free Fund does not currently intend to engage in options or futures contracts.

     Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of a Fund's overall strategy. Futures, options and options on futures have durations which, in general, are closely related to the duration of the underlying securities. Holding long futures or call option positions will lengthen the duration of a Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

     Writing Covered Options. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date.

     The term "covered" means that a Fund will (a) in the case of a call option, own the asset subject to the option or have an unconditional right to purchase the same underlying asset at a price equal to or less than the exercise price of the "covered" option or, in the case of a put option, have an unconditional right to sell the same underlying asset at a price equal to or greater than the exercise price of the "covered" option, or (b) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the option, or (c) purchase an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

     Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying asset. Conversely, if the price of the underlying asset rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying asset and therefore would not benefit from the appreciation in price. If the price of the underlying asset falls, the put writer would expect to suffer a loss, which loss could be substantial, because a put writer must be prepared to pay the exercise price for the option's underlying asset if the other party to the option chooses to exercise it. However, the loss should be less than the loss experienced if a Fund had purchased the underlying asset directly because the premium received for writing the option will mitigate the effects of the decline.

     A Fund may enter into closing transactions with respect to options by purchasing an option identical to the one it has written (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for over-the-counter, or "OTC" options). A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. In addition, although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at any time prior to its expiration or that the Fund will be able to effect such closing transactions at a favorable price.

     Purchasing Options. Each Fund may purchase put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest or on any currency in which Fund investments may be denominated. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or currencies of the type in which it may invest. A

Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire.

     A Fund would normally purchase call options in anticipation of an increase in the market value of the underlying assets. As the holder of a call option, a Fund has the right to purchase the underlying asset at the exercise price at any time during the option period. A call buyer typically attempts to participate in potential price increases of the underlying asset with risk limited to the cost of the option, including the premium paid and transaction costs, if such asset prices fall. At the same time, the buyer can expect to suffer a loss if such asset prices do not rise sufficiently to offset the cost of the option.

     A Fund would normally purchase put options in anticipation of a decrease in the market value of the underlying assets. As the holder of a put option, a Fund has the right to sell the underlying asset at any time during the option period. A Fund may also purchase put options on a security or currency related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the underlying asset. Such hedge protection is provided only during the life of the put option when a Fund, as holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the asset is eventually sold.

     Futures Contracts. Each Fund may purchase and sell futures contracts, including, but not limited to, interest rate, index or foreign currency futures contracts that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds may engage in transactions in futures contracts for "short" hedging or "long" strategies as described below.

     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. While a Fund may make or take delivery of the underlying instrument whenever it appears economically advantageous to do so, positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss as discussed below.

     A Fund may take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. As part of its hedging strategy, a Fund may sell futures contracts on (i) securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities, (ii) currencies in which its portfolio securities are quoted or denominated or on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies, or (iii) other financial instruments, securities indices or other indices, if, in the opinion of Heartland Advisors, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. A successful short hedging position would result in any depreciation in the value of portfolio securities being substantially offset by appreciation in the value of the futures position. Conversely, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     A Fund may also take a "long" position in the futures market by purchasing futures contracts. This strategy would be employed, for example, when interest rates are falling or securities prices are rising and a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts to alter the investment characteristics of or currency exposure associated with portfolio securities, as a substitute for transactions in securities or foreign currencies, or to gain or increase exposure to a particular securities market or currency.

     The purchaser of a futures contract is not required to pay for and the seller of a futures contract is not required to deliver the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded. There may be certain circumstances, such as periods of high volatility, that cause an exchange to increase the level of a Fund's initial margin payment. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing to a Fund, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction assuming all contractual obligations have been satisfied.

     Each day that a Fund has an open position in a futures contract or an option on a futures contract it will pay or receive cash, called "variation margin," to or from the futures broker equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin paid or received by a Fund does not represent a borrowing or a loan, but rather represents settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. When a Fund purchases an option on a future, all that is at risk is the premium paid plus transaction costs. Alternatively, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. A Fund may be required to sell securities at a time when such sales are disadvantageous in the event the Fund has insufficient cash to meet daily variation margin requirements. In computing daily net asset value, each Fund will mark to market the current value of any open futures contracts. The Funds expect to earn interest income on their margin deposits.

     Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Movements in the prices of futures contracts or options on futures contracts may not correlate perfectly with movements in the prices of the underlying instruments due to certain characteristics of the futures markets. In particular, daily variation margin calls may cause certain participants in futures markets to liquidate futures or options on futures contracts positions to avoid being subject to further calls. These liquidations could distort the normal price relationship between the futures or options and the underlying instruments by increasing price volatility. Temporary price distortion may also be caused by increased participation by speculators in the futures markets as a result of initial margin deposit requirements being less onerous than in the securities markets.

     Limitations on Futures and Options on Futures Transactions. The Funds will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. A Fund may hold positions in futures contracts and related options that do not qualify as bona fide hedging positions if, as a result, the sum of initial margin deposits and premiums paid to establish such positions, after taking into account unrealized profits and unrealized losses on such contracts, does not exceed 5% of the Fund's net assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     Combined Positions. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

     Risks in Options and Futures Transactions. Options and futures can be highly volatile investments and involve certain risks. A decision about whether, when and how to use options and futures involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There are significant differences between the securities markets, the currency markets and the options and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts or suspensions by an exchange. If price changes in a Fund's options or futures positions are poorly corre-lated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. For example, even the use of an option or a futures contract on a securities index may result in an imperfect correlation since the index generally will be composed of a much broader range of securities than the securities in which a Fund likely is to be invested. To the extent that a Fund's options or futures positions do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund's other investments. Moreover, a Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

     Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by a Fund.

     There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt or suspension is imposed, it may be impossible for a Fund to enter into new positions, close out existing positions or dispose of assets held in a segregated account. These events may also make an option or futures contract difficult to price. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Federal Tax Treatment of Options and Futures Contracts. The Funds may enter into certain options and futures contracts which may or may not be treated as
Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term and 40% short-term regardless of the holding period of the instrument. A Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

     An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (that is, dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Options, futures and forward foreign exchange contracts entered into for an investment purpose are qualifying income. See "Portfolio Management Strategies - Foreign Currency Transactions" for a discussion of forward foreign exchange contracts.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     Hybrid Instruments. Each Fund may invest in hybrid instruments, a type of potentially high-risk derivative which combines the characteristics of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a hybrid instrument will be a debt security or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, securities, currencies, intangibles, goods, articles, or commodities, or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency, or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

     Since hybrid instruments reflect a combination of the characteristics of futures or options with those of securities, hybrid instruments may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. Although the risks of a particular hybrid instrument will depend upon the terms of the instrument, such risks may include, without limitation, the possibility of significant changes in the benchmarks or underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer (although credit risk of the issuer is a consideration) of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. The benchmarks and underlying assets to which hybrid instruments are linked may also result in greater volatility and market risk, including leverage risk which may occur when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce greater change in the value of the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain. In addition, hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of the particular investor. See the section of this SAI titled "Types of Securities - Derivative Instruments - Risks in Options and Futures Transactions" above.

     Swap Agreements. Each Fund may enter into swap agreements and may purchase or sell related caps, floors and collars. It would enter into these transactions primarily to preserve a desired return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of, or the currency exchange rate applicable to, securities it anticipates purchasing at a later date. The Funds intend to use these techniques for hedging purposes and not for speculation.

     Swap agreements are generally individually negotiated agreements, primarily entered into by institutional investors, in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (that is, the return on, or increase in, value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency or in a "basket" of securities representing a particular index. A Fund's successful use of these instruments will depend, in part, on Heartland Advisors' ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

     Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities, the value of a particular security or group of securities or foreign currency values. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its net asset value. The performance of a swap agreement is determined by the change in the specific currency, market index or security, or other factors that determine the amounts of payments due to and from a Fund. A Fund's obligation under a swap agreement, which is generally equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of the segregated account consisting of cash and/or other appropriate liquid assets having a value at least as great as the commitment underlying the obligations.

     Swap agreements may include interest rate caps, which entitle the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount; interest rate floors, which entitle the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     If a swap agreement calls for payments by a Fund, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, or in the event of a default of the counterparty, the value of the swap agreement would likely decline, potentially resulting in a loss of the amount expected to receive under a swap agreement. A Fund will enter into swap agreements only with counterparties that Heartland Advisors reasonably believes are capable of performing under the swap agreements. The swap market is largely unregulated and swap agreements may be considered to be illiquid.

     Foreign Investments

     Each Fund may invest up to 25% of its assets directly in the securities of foreign issuers traded outside the United States (Non-U.S. Traded Foreign Securities). Each Fund may also invest without limitation in foreign securities through depository receipts, as discussed below; securities of foreign issuers that are traded on a registered U.S. stock exchange or the Nasdaq National Market; and foreign securities guaranteed by a United States person.

     While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. The value of securities, and dividends and interest earned from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets may have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting, auditing and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of investing overseas, including non-U.S. withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government regulation than their U.S. counterparts. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including, but not limited to, the possibility of expropriation or nationalization of assets, confiscatory taxation, or restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Equity securities of foreign companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

     The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable where the issuer is domiciled, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. Designed for use in U.S. securities markets, ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations on the Funds' investments in foreign securities do not apply to investments in ADRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market. However, ADR holders may not have all of the legal rights of shareholders.

     A Depository Receipt may be sponsored or unsponsored. If a Fund is invested in an unsponsored Depository Receipt, the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     Illiquid Securities

     Each Fund may invest in illiquid securities. However, no Fund may acquire illiquid securities if, as a result, more than 15% of the value of the Fund's net assets would be invested in such securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by a Fund.

     Under guidelines established by, and the oversight of, Heartland's Board of Directors, Heartland Advisors determines which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and municipal lease obligations, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland's Board of Directors. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act generally are readily marketable even though they are subject to certain legal restrictions on resale. These securities, as well as Rule 144A securities and municipal lease obligations, deemed to be liquid pursuant to the guidelines adopted by Heartland's Board of Directors, are not treated as being subject to the limitation on illiquid securities.

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Repurchase agreements maturing in more than seven days are deemed to be illiquid.

     To the extent it invests in illiquid or restricted securities, a Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted invests may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a Fund to sell such an investment promptly and at an acceptable price. In addition, if a Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

     Indexed Securities

     Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which a Fund may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

     The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

     The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability to value accurately indexed securities and a Fund's ability to dispose of these securities.

     Investment Companies

     Each Fund may invest in the securities of other investment companies, including unit investment trust or closed-end management companies, as permitted under the 1940 Act. At present, the 1940 Act provisions limit a Fund so that (a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

     Loan Interests

     Each Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary. If a Fund acquires a loan interest under which the Fund derives its rights directly from the borrower, such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that a Fund and other lenders become entitled to take possession of shared collateral being held in connection with a loan interest as a result of default or insolvency, it is anticipated that such collateral would be held in the custody of an institution for their mutual benefit.

     Typically, the U.S. or foreign commercial bank, insurance company, finance company, or other financial institution that originates, negotiates and structures the loan interest (the "Agent") administers the terms of the loan agreement. As a result, a Fund will generally rely on the Agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. A Fund may also rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower, if necessary. However, a Fund may be required to perform certain tasks on its own behalf in the event the Agent does not perform certain administrative or enforcement functions.

     A Fund may incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest, in the event the Agent becomes insolvent or enters into receivership or bankruptcy proceedings. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

     Real Estate Investment Trusts

     Each Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs") which may own real estate properties ("equity REITs") or may make or purchase mortgages on real estate ("mortgage REITs").

     REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. Equity REITs may be adversely affected by rising interest rates, which may increase the costs of obtaining financing for real estate projects or cause investors to demand a high annual yield from future distributions. Mortgage REITs may experience diminished yields during periods of declining interest rates if they hold mortgages that the mortgagors elect to prepay during such periods. In addition, the failure of a REIT in which a Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

     Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to depend upon specialized management skills and may have limited diversification causing them to be subject to risks inherent in operating and financing a limited number of properties.

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     Rights and Warrants

     Each Fund may purchase rights and warrants, which are securities giving the holder the right, but not the obligation, to purchase the underlying securities at a predetermined price during a specified period or perpetually. Rights and warrants are considered more speculative than certain other types of investments because they generally have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. In addition, the prices or rights and warrants do not necessarily move parallel to the prices of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration dates.

     When-Issued and Delayed-Delivery Securities; Forward Commitments

     Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but normally the securities are not issued, and delivery and payment for such obligations normally does not take place, for a month or more after the purchase date. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Obligations purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund's net asset value.

     On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, a Fund will establish and maintain, for the term of the position, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the position.

                         PORTFOLIO MANAGEMENT STRATEGIES

     The following information supplements the discussion of the Funds' investment objectives and policies in their respective prospectuses.

     Borrowing

     The extent to which a Fund will borrow will depend, among other things, on market conditions and interest rates. Each Fund may borrow from any bank or other person up to 5% of its total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. Each Fund may also borrow from banks up to one-third of its total assets for other purposes such as facilitating the management of its investment portfolio and making other investments or engaging in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements).

     No Fund currently intends to engage in any borrowings.

     Concentration

     The Wisconsin Tax Free Fund may invest 25% or more of its total assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors. These could include, for example, projects involving community development, education, health care, hospitals, retirement, single-family or multi-family housing, redevelopment, transportation or various types of utilities. There may be economic, business or political developments or changes that affect all obligations of a similar type, or in related sectors, such as proposed legislation affecting the financing of certain projects, judicial decisions relating to the validity of certain projects or the means of financing them, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single industry or the securities financing similar types of projects, could have a significant effect on a Fund's overall performance.

     The Wisconsin Tax Free Fund also may invest 25% or more of its total assets in Municipal Obligations whose issuers or projects financed are located in the same state or other geographic region. If the Fund were to concentrate its investments in such a geographic territory, developments and events that have a greater effect on the economy of that geographic territory than on the national or global economy may tend to have a greater effect on the Fund's net asset value than would be the case for a less geographically concentrated investment portfolio. The Fund may not invest more than 25% of its total assets in securities of non-governmental issuers whose principal business activities are in the same industry.

     Foreign Currency Transactions

     To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot, or cash, basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts ("forward contracts"). Forward contracts are contractual obligations to purchase or sell a specific currency at a future date (or within a specified time period) at a price set at the time of the contract. These contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

     The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     In addition, when Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

     Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

     Forward foreign exchange contracts may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. See "Types of Securities - Derivative Instruments - Federal Tax Treatment of Options and Futures Contracts."

     Influence or Control over Portfolio Companies

     As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of obtaining control or influencing management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

     It is expected that only the Select Value, Value and Value Plus Funds would make investments for control on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

     Lending Portfolio Securities

     Each Fund may lend its portfolio securities to institutional investors or broker-dealers up to a maximum of one-third of its total assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security lent. The collateral received by a Fund will be invested in short-term debt instruments. A Fund receives amounts equal to earned income for having made the loans. A Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, a Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. A Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.

     Repurchase Agreements

     Each Fund may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements which mature in more than seven days will be treated as illiquid securities under the guidelines adopted by Heartland's Board of Directors and will be subject to each Fund's limitation on investments in illiquid securities. See "Types of Securities - Illiquid Securities" above.

     Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Since the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to repay the purchase price, repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of and costs in connection with the disposal of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

     Reverse Repurchase Agreements and Dollar Rolls

     Each Fund may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund generally retains the right to interest and principal payments on the security. While a reverse repurchase agreement is outstanding, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the agreement.

     Each Fund may also enter into dollar rolls, in which the Fund would sell securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time of entering into a dollar roll, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation to buy the securities.

     To the extent the value of the security that a Fund agrees to purchase pursuant to a reverse repurchase agreement or a dollar roll declines, the Fund may experience a loss. Reverse repurchase transactions and dollar rolls may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement or dollar roll, a Fund will take into account the creditworthiness of the counterparty.

     Short Sales

     Each Fund may engage in short sales of securities under certain circumstances. Selling securities "short against the box" involves selling a security that a Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future to hedge protectively against anticipated declines in the market price of its portfolio's securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. A Fund may also engage in short sales of securities of an issuer ("acquirer") that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquirer. A Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquirer securities. If the value of an acquirer's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

     Standby Commitments

     To facilitate portfolio liquidity, the Funds may obtain standby commitments from brokers, dealers or banks with respect to debt securities in their portfolios. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price, generally equal to the amortized cost of the underlying security plus accrued interest, on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing its yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors evaluates those risks by reviewing the creditworthiness of the brokers, dealers and banks from which a Fund obtains standby commitments to evaluate those risks.

                             INVESTMENT RESTRICTIONS

     Each Fund has adopted the following investment restrictions. Unless otherwise expressly provided herein, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of a Fund's assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

     Restrictions that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the 1940 Act. Non-fundamental restrictions may be changed by the Heartland Board of Directors without shareholder approval.

     Under the 1940 Act, "majority approval of shareholders" means approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

     Fundamental Restrictions Common to the Funds

     As a matter of fundamental policy, which may not be changed without shareholder approval, no Fund may:

     1. Concentration. Invest more than 25% of total assets in securities of
        --------------
non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of Municipal Obligations and of securities issued or guaranteed by national governments/1/, their agencies or instrumentalities.

     2. Real Estate. Purchase or sell real estate, except the Fund may (i)
        ------------
acquire real estate as a result of ownership of securities or other instruments,
(ii) invest in securities or other instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.

     3. Borrowing. Borrow money or property, except the Fund may (i) make
        ----------
investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33 1/3% of total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.

     4. Loans. Make loans, except the Fund may (i) acquire publicly distributed
        ------
or privately placed debt securities and purchase debt, (ii) purchase money market instruments and enter into repurchase agreements, and (iii) lend portfolio securities. `No Fund may lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33 1/3% of total assets taken at market value at the time of such loan.

----------
/(1)/ For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Funds' concentration policies.

     5. Underwriting. Underwrite the securities of other persons, except to the
        -------------
extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     6. Senior Securities. Issue senior securities, except to the extent
        ------------------
permitted under the 1940 Act.

     7. Commodity Interests. Purchase or sell physical commodities unless
        --------------------
acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.

     Other Fundamental Restrictions

     In addition to the fundamental restrictions common to all the Funds, the Funds have fundamental policies on diversification, pledging of assets, short sales and affiliate transactions, as described below.

     Diversification. The Select Value Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) may not, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

     The Value Plus Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (b) may not invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Value Plus Fund also may not purchase more than 10% of the outstanding voting securities of an issuer.

     The Value Fund may not invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government agency securities and securities backed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Fund will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer. The Value Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

     The Wisconsin Tax Free Fund may not invest in a security if, as a result thereof, more than 25% of the Fund's total assets would be invested in a single issuer, other than securities issued or guaranteed by the U.S. Government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions. In addition, the Wisconsin Tax Free Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

     Pledging of Assets. The Select Value Fund may not mortgage, hypothecate or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options and other hedging activities. The Select Value Fund also will not pledge more than 15% of its net assets to secure its permitted borrowings.

     Each of the Value Plus and Value Funds may not pledge more than 15% of its net assets to secure its permitted borrowings.

     The Wisconsin Tax Free Fund may not pledge more than 10% of its net assets to secure its permitted borrowings.

     Short Sales. The Value Fund may sell securities short when it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short, or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund's total assets, or if more than 10% of its net assets would be held as collateral for such short positions.

     The other Funds do not have a fundamental restriction governing short sales.

     Wisconsin Tax Free Fund. As a matter of fundamental policy, under normal market conditions, the Wisconsin Tax Free Fund invests at least 80% of its assets so that the income earned thereon is exempt from federal and Wisconsin personal income tax and is not a preference item under the federal alternative minimum tax rules.

     Non-Fundamental Restrictions

     Each Fund's investment objective (set forth in its Prospectus) and the following non-fundamental restrictions are subject to change by Heartland's Board of Directors without shareholder approval.

     No Fund may:

     1. Investment Companies. Purchase securities of other open-end or
        ---------------------
closed-end investment companies, except as permitted by the 1940 Act. Subject to approval by the Heartland Board of Directors, the Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially the same investment policies and restrictions as the Fund in connection with a "master/feeder" arrangement. The Fund and one or more other mutual funds or other eligible investors with identical investment objectives ("Feeders") would invest all (or a portion) of their respective assets in the shares of another investment company (the "Master") that had the same investment objective and substantially the same investment policies and restrictions as the Feeders. The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders.

     2. Illiquid Securities. Purchase a security if, as a result, more than 15%
        --------------------
of net assets would be invested in illiquid securities.

     3. Margin Purchases. Purchase securities on margin, except that the Fund
        -----------------
may (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling and other arbitrage activities.

     4. Short Sales. Sell securities short, unless the Fund owns or has the
        ------------
right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.

     5. Concentration. For purposes of a Fund's fundamental restriction on
        --------------
concentration, industries shall be determined by reference to the classifications specified in the Fund's annual and semiannual reports. For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.

     6. Futures Contracts. Purchase a futures contract or an option on a futures
        ------------------
contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions, less the amount by which such positions are in the money within the meaning of the Commodity Exchange Act, would exceed 5% of the Fund's net assets.

     7. Real Estate Investment Trusts. Invest more than 10% of its total assets
        ------------------------------
in real estate investment trusts.

                               PORTFOLIO TURNOVER

     Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 2000 and 2001, the portfolio turnover rates for the Funds were as follows:

                                 2000        2001
                                 ----        ----
Select Value Fund                120%        108%
Value Plus Fund                  121%         80%
Value Fund                        48%         56%
Wisconsin Tax-Free Fund           26%         12%

                                   MANAGEMENT

     Under applicable law, the Board of Directors is responsible for management of Heartland and provides broad supervision over its affairs. Pursuant to Heartland's Bylaws, the Board delegates day-to-day management of the Funds to the officers of Heartland. The Board meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of Heartland, and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc., and distributor of the Funds' shares, Heartland Investor Services, LLC. The Board annually reviews and considers approval of the continuation the investment advisory agreement with Heartland Advisors and each Fund's distribution plan, and annually approves the selection of independent public accountants for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of Heartland's business. The policy of Heartland is that the majority of Board members are independent of Heartland Advisors and Heartland Investor Services. The following table presents information about each Director and officer of Heartland:

                                                                                         Number
                                                    Term of                                of
                                                    Office                              Heartland
                                                     and               Principal          Funds          Other
                                     Position(s)    Length           Occupation(s)      Overseen    Directorships/(2)/
                                      Held with     of Time           During Past          by           Held by
Name, Address and Age                 Heartland    Served/(1)/        Five Years        Director        Director
---------------------                -----------   -----------   --------------------   ---------   ------------------
Interested Directors and Officers:
William J. Nasgovitz/(3)/             President      Since       President, Chief           4               None
789 North Water Street                and            12/84       Executive Officer
Milwaukee, WI  53202                  Director                   and Director,
Birthdate: 10/8/44                                               Heartland Advisors,
                                                                 Inc., since 1982.

Hugh F. Denison/(4)/                  Director       Since       Educator;                  4               None
789 North Water Street                               5/89        Shareholder
Milwaukee, WI  53202                                             Ombudsman, Heartland
Birthdate: 4/14/46                                               Advisors, Inc.,
                                                                 since January 1997;
                                                                 Vice President,
                                                                 Director of Research
                                                                 and Director,
                                                                 Heartland Advisors,
                                                                 1988 to 1996.

Jilaine Hummel Bauer                  Vice           Since       Senior Vice               N/A              N/A
789 North Water Street                President      1/98        President and
Milwaukee, WI 53202                   and                        General Counsel,
Birthdate: 8/16/55                    Secretary                  Heartland Advisors,
                                                                 Inc., since January
                                                                 1998; Secretary,
                                                                 Heartland Advisors,
                                                                 Inc., since August
                                                                 1999; Senior Vice
                                                                 President and
                                                                 General Counsel,
                                                                 Stein Roe & Farnham
                                                                 Incorporated, 1992
                                                                 to 1998.

                                                                                         Number
                                                    Term of                                of
                                                    Office                              Heartland
                                                     and               Principal          Funds          Other
                                     Position(s)    Length           Occupation(s)      Overseen    Directorships/(2)/
                                      Held with     of Time           During Past          by           Held by
Name, Address and Age                 Heartland    Served/(1)/        Five Years        Director        Director
---------------------                -----------   -----------   --------------------   ---------   ------------------
Paul T. Beste                         Vice           Since       Chief Operating           N/A              N/A
789 North Water Street                President      9/97        Officer, Heartland
Milwaukee, WI 53202                                              Advisors, Inc. since
Birthdate: 1/23/56                                               December 1999 and
                                                                 Director, Heartland
                                                                 Advisors, Inc.,
                                                                 since June 2000;
                                                                 Senior Vice
                                                                 President -
                                                                 Investment
                                                                 Operations,
                                                                 Heartland Advisors,
                                                                 Inc., September 1998
                                                                 to December 1999;
                                                                 Investment
                                                                 Operations Officer,
                                                                 Heartland Advisors,
                                                                 1997 to 1998;
                                                                 Director of Taxes/
                                                                 Compliance, Strong
                                                                 Capital Management,
                                                                 Inc., 1992 to 1997.

Nicole J. Best                        Treasurer      Since       Senior Vice               N/A              N/A
789 North Water Street                and            6/00        President and
Milwaukee, WI 53202                   Principal                  Treasurer, Heartland
Birthdate: 9/2/73                     Accounting                 Advisors, Inc. since
                                      Officer                    March 2001; employed
                                                                 by Heartland
                                                                 Advisors, Inc. in
                                                                 other capacities
                                                                 since March 1998;
                                                                 employed by Arthur
                                                                 Andersen LLP, 1995
                                                                 to 1998.

Independent Directors:

Jon D. Hammes                         Director      From         President, The             4               None
Suite 250                                           12/85 to     Hammes Company (a
18000 West Sarah Lane                               2/88;        commercial real
Brookfield, WI  53045                               since        estate development
Birthdate: 2/17/48                                  5/93         company) since 1991.

A. Gary Shilling                      Director      Since        President, A. Gary         4               None
500 Morris Avenue                                   4/95         Shilling & Company,
Springfield, NJ  07081                                           Inc. (economic
Birthdate: 5/25/37                                               consultants and
                                                                 investment
                                                                 advisors), since
                                                                 1978.

                                                                                         Number
                                                    Term of                                of
                                                    Office                              Heartland
                                                     and               Principal          Funds          Other
                                     Position(s)    Length           Occupation(s)      Overseen    Directorships/(2)/
                                      Held with     of Time           During Past          by           Held by
Name, Address and Age                 Heartland    Served/(1)/        Five Years        Director        Director
---------------------                -----------   -----------   --------------------   ---------   ------------------
Allan H. Stefl                        Director       Since       Senior Vice                4               None
800 North Brand Blvd.                                10/98       President, Nestle
Glendale, CA  91203                                              USA, since 1993.
Birthdate: 8/24/43

Linda F. Stephenson                   Director       Since       President and Chief        4               None
735 W. Wisconsin Ave.                                5/94        Executive Officer,
Suite 1200                                                       Zigman Joseph
Milwaukee, WI  53233                                             Stephenson (a public
Birthdate: 1/30/41                                               relations and
                                                                 marketing
                                                                 communications
                                                                 firm), since 1989.

----------
(1) Officers of Heartland serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Heartland serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2) Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) Mr. Nasgovitz is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position as its President and as President of Heartland Advisors, Inc.

(4) Mr. Denison is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.

     The standing committees of Heartland's Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Jon D. Hammes, A. Gary Shilling, Allan H. Stefl and Linda F. Stephenson. Mr. Shilling serves as chairman of the audit committee and Ms. Stephenson serves as chairperson of the nominating committee.

     The audit committee annually recommends the selection of independent public accountants for the Funds to the Board and oversees the preparation of each Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee had four meetings during the fiscal year ended December 31, 2001.

     The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee does not accept recommendations for nominations by share-holders of the Funds. The nominating committee had no meetings during the fiscal year ended December 31, 2001.

     Director Ownership of Fund Shares

     The table below sets forth the dollar range of shares of the Funds owned by the directors of Heartland as of December 31, 2001 (or, for the shares of the Taxable Short Duration Municipal, Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, as of March 20, 2001).

                                                                         Aggregate Dollar Range of
                                                                          Equity Securities in All
                                    Dollar Range of                      Heartland Funds Investment
Name of Director       Equity Securities in each Heartland Fund/(1)/       Overseen by Director
--------------------   -----------------------------------------------   --------------------------
William J. Nasgovitz   Over $100,000 (Select Value)                             Over $100,000
                       Over $100,000 (Value Plus)
                       Over $100,000 (Value)
                       None (Wisconsin Tax Free)
                       Over $100,000 (Taxable Short Duration Municipal)
                       $1 - $10,000 (Short Duration High-Yield
                       Municipal)$1 - $10,000 (High-Yield Municipal
                       Bond)

Hugh F. Denison        None (Select Value)                                      Over $100,000
                       Over $100,000 (Value Plus)
                       Over $100,000 (Value)
                       None (Wisconsin Tax Free)
                       None (Taxable Short Duration Municipal)
                       None (Short Duration High-Yield Municipal)
                       Over $100,000 (High-Yield Municipal Bond)

Jon D. Hammes          Over $100,000 (Select Value)                             Over $100,000
                       None (Value Plus)
                       Over $100,000 (Value)
                       None (Wisconsin Tax Free)
                       None (Taxable Short Duration Municipal)
                       None (Short Duration High-Yield Municipal)
                       $10,001-$50,000 (High-Yield Municipal Bond)

                                                                         Aggregate Dollar Range of
                                                                          Equity Securities in All
                                    Dollar Range of                      Heartland Funds Investment
Name of Director       Equity Securities in each Heartland Fund/(1)/       Overseen by Director
--------------------   -----------------------------------------------   --------------------------
A. Gary Shilling       None (Select Value)                                   $50,001-$100,000
                       None (Value Plus)
                       $50,001-$100,000 (Value)
                       None (Wisconsin Tax Free)
                       None (Taxable Short Duration Municipal)
                       $10,001-$50,000 (Short Duration High- Yield
                       Municipal)
                       None (High-Yield Municipal Bond)

Allan H. Stefl         None (Select Value)                                      Over $100,000
                       None (Value Plus)
                       Over $100,000 (Value)
                       None (Wisconsin Tax Free)
                       None (Taxable Short Duration Municipal)
                       None (Short Duration High-Yield Municipal)
                       None (High-Yield Municipal Bond)

Linda F. Stephenson    None (Select Value)                                  $10,001 - $50,000
                       None (Value Plus)
                       $10,001-$50,000 (Value)
                       None (Wisconsin Tax Free)
                       None (Taxable Short Duration Municipal)
                       None (Short Duration High-Yield Municipal)
                       $1 - $10,000 (High-Yield Municipal Bond)

     No director who is not an interested person of Heartland, or his or her immediate family members, owned beneficially or of record, as of December 31, 2001, any securities of Heartland Advisors, Heartland Investor Services or any person directly or indirectly controlling, controlled by, or under common control with Heartland Advisors or Heartland Investor Services.

     Director Compensation

     Heartland pays the compensation of the Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to the Directors who are not interested persons of Heartland Advisors for their services during the fiscal year ended December 31, 2001:

                                                                                   Total
                                   Aggregate                 Pension or        Compensation
                               Compensation from             Retirement       from Heartland
Director                    Each Heartland Fund/(1)/          Benefits    Fund Complex/(1)/ /(2)/
-------------------   ------------------------------------   ----------   -----------------------
Jon D. Hammes         $5,522.09 (Select Value)                  None             $44,000
                      $6,008.57 (Value Plus)
                      $19,499.75 (Value)
                      $6,764.83 (Wisconsin Tax Free)
                      $1,879.25 (Taxable Short Duration
                      Municipal)
                      $2,215.36 (Short Duration High-Yield
                      Municipal)
                      $2,110.15 (High-Yield Municipal Bond)

A. Gary Shilling      $5,706.11 (Select Value)                  None             $46,000
                      $6,214.07 (Value Plus)
                      $20,325.44 (Value)
                      $7,009.69 (Wisconsin Tax Free)
                      $2,054.88 (Taxable Short Duration
                      Municipal)
                      $2,396.82 (Short Duration High-Yield
                      Municipal)
                      $2,293.09 (High-Yield Municipal Bond)

Linda F. Stephenson   $5,705.99 (Select Value)                  None             $46,000
                      $6,214.09 (Value Plus)
                      $20,325.94 (Value)
                      $7,009.69 (Wisconsin Tax Free)
                      $2,054.89 (Taxable Short Duration
                      Municipal)
                      $2,396.81 (Short Duration High-Yield
                      Municipal)
                      $2,293.09 (High-Yield Municipal Bond)

Allan H. Stefl        $5,706.01 (Select Value)                  None             $46,000
                      $6,214.07 (Value Plus)
                      $20,325.44 (Value)
                      $7,009.69 (Wisconsin Tax Free)
                      $2,054.89 (Taxable Short Duration
                      Municipal)
                      $2,396.81 (Short Duration High-Yield
                      Municipal)
                      $2,293.09 (High-Yield Municipal Bond)

----------
(1) Heartland has a deferred compensation program for its Directors under which they may elect to defer all or a portion of their compensation and invest the deferral in "phantom" shares of any Heartland Fund. The table above includes all deferred compensation of Directors. The total amount of deferred compensation payable to or accrued for the Directors is as follows: $110,349 for Jon D. Hammes; and $92,237 for A. Gary Shilling.

(2) For the year ended December 31, 2001, the Fund Complex consisted of Heartland Group, Inc.'s seven series, including the four Funds described in this Statement of Additional Information.

     Material Transactions with Independent Directors

     Heartland Advisors leases space for its principal business offices at 789 North Water Street, Milwaukee, Wisconsin, from the building owner, Water Street Investments, LLC, at a monthly base rent of $64,000. The owners of Water Street Investment, LLC are Jon D. Hammes (a Heartland director) who owns 25%, Robert Dunn (a business associate of Hammes & Co.) who owns 25%, William G. Nasgovitz (a Heartland director and President of Heartland Advisors) who owns 42.5%, and Kevin Clark (an officer of Heartland Advisors) who owns 7.5%.

     Other than as disclosed above, no director who is not an interested person of Heartland, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in Heartland Advisors, Heartland Investor Services or any person directly or indirectly controlling, controlled by or under common control with Heartland Advisors or Heartland Investor Services, which exceeds $60,000. In addition, no director who is not an interested person of Heartland, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was Heartland; an officer of Heartland; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having Heartland Advisors as its investment adviser or Heartland Investor Services as its principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with Heartland Advisors or Heartland Investor Services; Heartland Advisors or Heartland Investor Services; an officer of Heartland Advisors or Heartland Investment Services; or a person directly or indirectly controlling, controlled by or under common control with Heartland Advisors or Heartland Investor Services, or an officer of any such "control" person. No director who is not an interested person of Heartland, or immediate family member, of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

     Code of Ethics

     Heartland, Heartland Advisors and Heartland Investor Services, LLC each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. The codes of ethics permit officers, directors and employees of their respective companies to invest in securities, including securities that may be held by the Funds, subject to certain restrictions imposed by the codes to avoid actual or potential conflicts of interest.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of December 31, 2001, no person controlled any of the Funds and the directors and officers of Heartland Group, Inc. as a group owned less than 1% of the outstanding shares of the Value Fund, Wisconsin Tax Free Fund and Short Duration High-Yield Municipal Fund, and owned 4.5% of the Select Value Fund, 3.1% of the Value Plus Fund, 9.4% of the Taxable Short Duration Municipal Fund and 11.2% of the High-Yield Municipal Bond Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds except as follows:

Record or Beneficial Holder                  Fund                No. of Shares (%)
---------------------------------   -------------------------   ------------------
Charles Schwab & Co., Inc.          Select Value                  608,190   (35.58%)
ATTN: Mutual Funds                  Value Plus                  1,031,562   (27.70%)
101 Montgomery Street               Value                               2   (19.65%)
San Francisco, CA  94104-4122       Wisconsin Tax Free          5,774,451    (7.95%)
                                    Taxable Short Duration              1   (25.99%)
                                    High-Yield Municipal          734,641
                                    Short Duration High-Yield     176,547   (21.48%)
                                    Municipal
                                    High-Yield Municipal Bond     652,497   (41.38%)

                                                                2,000,000
                                                                        6
National Financial Services Corp.   Select Value                  413,289   (24.18%)
The Exclusive Benefit               Value Plus                    459,224   (12.33%)
of Our Customers                    Value                       3,798,851   (12.92%)
200 Liberty Street                  Taxable Short Duration              1    (8.22%)
New York, NY  10281-1003            High-Yield Municipal           55,860
                                    Short Duration High-Yield               (13.21%)
                                    Municipal                     401,210
                                    High-Yield Municipal Bond                (6.35%)
                                                                  306,784
Ted Douglas Kellner                 High-Yield Municipal Bond     243,285    (5.03%)
5112 W. Highland Road
Mequon, WI  53092

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Heartland Advisors provides investment management and administrative services to the Funds pursuant to identical Investment Advisory Agreements with respect to all of the Funds. All of these agreements are collectively referred to as the "Management Agreements." William J. Nasgovitz, a Director and the President of Heartland, controls Heartland Advisors by virtue of his indirect ownership of a majority of its outstanding capital stock and serves as its President and a Director. Heartland Advisors, founded in 1982, serves as the investment advisor for the Funds, and also provides investment management services for individuals, institutions and retirement plans. As of December 31, 2001 Heartland Advisors had approximately $1.6 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of the outstanding voting stock of Heartland Holdings, Inc. which owns all of the stock of Heartland Advisors.

     Under the Management Agreements, each of the Select Value and Value Funds pays Heartland Advisors an annual management fee at the rate of 0.75% of the respective Fund's average daily net assets; the Value Plus Fund pays Heartland Advisors an annual management fee at the rate of 0.70% of the Fund's average daily net assets; and the Wisconsin Tax Free Fund pays Heartland Advisors an annual management fee at the rate of 0.65% of the Fund's average daily net assets. The fees are paid in monthly installments. Annual continuation of the Management Agreements was approved in April 2002 by the Board of Directors based, in part, on the scope and quality of the services provided by Heartland Advisors, particularly given the experience and credentials of its advisory personnel and its expertise in the "value" style of investing; the management fees and overall expenses of the Funds generally and in relation to those charged of other comparable mutual funds; and the performance of the Funds in general and in comparison to other mutual funds with similar investment objectives and to their benchmark indices over comparable time periods.

     The Management Agreements may enable Heartland Advisors to receive investment research products and services from certain broker-dealers as a result of its authority to allocate securities transactions for the Funds to those firms.

     The following table sets forth the management fees paid by each Fund to Heartland Advisors for the last three fiscal years:

                             1999         2000         2001
                          ----------   ----------   ----------
Select Value Fund/(1)/    $   44,253   $        0   $   48,208
Value Plus Fund           $  940,772   $  475,350   $  331,261
Value Fund                $9,210,325   $7,744,969   $7,094,926
Wisconsin Tax-Free Fund   $  939,834   $  811,366   $  608,843

----------

/(1)/ The amount of management fees shown for the Select Value Fund is net of fees waived by Heartland Advisors. The management fees attributable to the Select Value Fund that were waived by Heartland Advisors were $12,773 in 1999, $52,885 in 2000 and $71,871 in 2001.

     Under the Management Agreements, Heartland Advisors manages the investment operations of the Funds and provides administrative services. Subject to the supervision and control of the Board of Directors, Heartland Advisors is authorized to formulate and maintain a continuing investment program with respect to the Funds and to determine the selection, amount, and time to buy, sell or lend securities or other investments for the Funds, including the selection of entities with or through which such purchases, sales or loans are to be effected. In addition, Heartland Advisors supervises the business and affairs of the Funds and provides such services and facilities as may be required for effective administration of the Funds. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

     Heartland Advisors at its own expense furnishes all executive and other personnel to the Funds, paying all salaries and fees of the officers and directors of Heartland who are employed by Heartland Advisors or its affiliates. In addition, Heartland Advisors provides office space and other facilities required to render the services set forth above. Heartland Advisors is not required to pay or provide any credit for services provided by Heartland's custodian, transfer agent or other agents without additional costs to Heartland. Moreover, if Heartland Advisors pays or assumes any expenses of Heartland or a Fund which it is not required to pay or assume under the Management Agreements, Heartland Advisors will not be obligated to pay or assume the same or similar expense in the future.

     The Funds bear all their other expenses including all charges of depositories, custodians and other agencies for the safekeeping and servicing of their cash, securities and other property; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption and other agents for the benefit of the Funds; all charges for equipment or services used for obtaining price quotations or for communication with the Funds' custodian, transfer agent or any other agent selected by Heartland; all charges for accounting services provided to the Funds by Heartland Advisors or any other provider of such services; all charges for services of Heartland's independent auditors and legal counsel; all compensation of directors and officers (other than those employed by or who serve as directors of Heartland Advisors or its affiliates), all expenses of Heartland's officers and directors incurred in connection with their services to the Funds, and all expenses of meetings of the directors or committees thereof; all expenses incidental to holding meetings of shareholders, including expenses of printing and supplying to each record-date shareholder notice and proxy solicitation materials, and all other proxy solicitation expenses; all expenses of printing of annual or more frequent revisions of the Funds' prospectuses, statements of additional information and shareholder reports, and of supplying to each then existing shareholder copies of such materials as required by applicable law; all expenses of bond and insurance coverage required by law or deemed advisable by the Heartland Board of Directors; all brokers' commissions and other normal charges incident to the purchase, sale or lending of portfolio securities; all taxes and governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; all expenses of registering and maintaining the registration of Heartland under the 1940 Act and, to the extent no exemption is available, expenses of registering shares under the Securities Act of 1933, of qualifying and maintaining qualification of Heartland and of shares of the Funds for sale under the securities laws of various states or other jurisdictions, and of registration and qualification of Heartland under all other laws applicable to Heartland or its business activities; all interest on indebtedness and commitment fees for lines of credit, if any, incurred by Heartland or the Funds; and all fees, dues and other expenses incurred by Heartland in connection with membership in any trade association or other investment company organization. Any expenses that are attributable solely to the organization, operation or business of a particular Fund shall be paid solely out of that Fund's assets. Any expenses incurred by Heartland that are not solely attributable to a particular

Fund are apportioned in such a manner as Heartland Advisors determines is fair and appropriate, or as otherwise specified by the Board of Directors.

     The Management Agreements provide that neither Heartland Advisors, nor any of its directors, officers, shareholders, agents or employees shall have any liability to Heartland or any shareholder of Heartland for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Heartland Advisors of its duties under the agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Heartland Advisors' part or from reckless disregard by Heartland Advisors of its obligations and duties under the agreement.

     Transfer and Dividend Disbursing Agent

     BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer and dividend disbursing agent for the Funds.

     Bookkeeping and Accounting Agreement

     For certain bookkeeping and accounting services it provides to the Funds, BISYS receives an annual fee based on total assets of all Funds prorated among them in an amount equal to 0.035 of 1% on the first $2 billion in average daily net assets; 0.025 of 1% on the next $2 billion in average daily net assets and
0.015 of 1% of average daily net assets in excess of $3 billion.

     Custodian

     U.S. Bank Institutional Trust & Custody, 425 Walnut Street, 6th Floor, Cincinnati, Ohio 45202, serves as custodian for the Funds. The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. Subcustodians may provide custodial services for certain assets of the Funds held domestically and outside the U.S.

     Independent Public Accountants

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as independent public accountants for the Funds. In this capacity, the accountants audit the annual financial statements of the Funds and report thereon, prepare and/or review certain regulatory reports and the federal income tax returns, and perform other professional auditing, tax and accounting services when engaged by Heartland to do so.

                             DISTRIBUTION OF SHARES

     Heartland Investor Services, LLC (the "Distributor"), 3435 Stelzer Road, Columbus, Ohio 43219, acts as principal underwriter and distributor of the shares of the Funds. Until December 31, 2001, Heartland Advisors served as principal underwriter and distributor of the shares of the Funds. Heartland Investor Services, LLC is an indirect wholly-owned subsidiary of The BISYS Group, Inc. Heartland Investor Services, LLC is an affiliate of the Funds' transfer agent, BISYS Fund Services Ohio, Inc.

     Under the Distribution Agreement approved by the Board of Directors of Heartland (including a majority of those directors who are not interested persons of Heartland or of the Distributor), the Distributor has agreed to use appropriate efforts to solicit orders for the sales of shares of the Funds and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of shares of the Funds, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature.

     The Distribution Agreement for each Fund will continue until January 1, 2004. Thereafter, the Distribution Agreement will continue for each Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the members of Heartland's Board of Directors who are not interested persons of the Fund or the Distributor, cast in person at a meeting for the purpose of voting on such approval, and (ii) by the vote of either a majority of Heartland's Board or a majority of the outstanding voting securities of the Fund. Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice by either party and will automatically terminate in the event of its assignment.

     Rule 12b-1 Plan

     Each Fund (other than the Wisconsin Tax Free Fund) has adopted a distribution plan (the "Rule 12b-1 Plan") which, among other things, requires it to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets computed on an annual basis.

     The amount reimburses the Distributor for distributing and servicing each Fund's shares. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution or other person who renders assistance in distributing or promoting the sale of Fund shares, who has incurred any of the aforementioned expenses on behalf of the Fund pursuant to either a Dealer Agreement or other authorized arrangement. Covered servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. Each Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by a Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with another Fund.

     Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

     The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.

     The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

     During the fiscal year ended December 31, 2001, the Funds paid the following amounts to Heartland Advisors under the Rule 12b-1 Plan: $40,026 for the Select Value Fund; $118,307 for the Value Plus Fund; $2,364,975 for the Value Fund.

     The principal types of activities for which the Funds made payments (net of waivers) under the Rule 12b-1 Plan for the fiscal year ended December 31, 2001 were as follows:

                                   Printing/Mailing
                    Advertising    of Prospectuses
                       Sales      (Other than to       Underwriter    Broker-Dealer   Sales Personnel
                     Literature   Current Investors)   Compensation   Compensation*    Compensation
                    -----------   ------------------   ------------   -------------   ----------------
Select Value Fund     $ 4,194         $ 14,422              --          $   21,410          $0
Value Plus Fund       $10,575         $ 16,754              --          $   90,978          $0
Value Fund            $92,325         $252,050              --          $2,020,600          $0

----------
* Includes compensation to Heartland Advisors, other broker-dealers and financial institutions.

     Heartland Advisors has agreed to pay all distribution expenses of the Wisconsin Tax Free Fund and distribution expenses of the other Funds to the extent they either are not reimbursable expenses under the Funds' Rule 12b-1 Plan or exceed the maximum amount that may be reimbursed under the Plan.

                             PORTFOLIO TRANSACTIONS

     Heartland Advisors is responsible for each Fund's portfolio decisions and the placing of portfolio transactions, subject to the Fund's specific investment restrictions and requirements.

     Purchases and sales for all portfolios managed by Heartland Advisors for its clients, including the Funds' portfolios, are allocated on a basis which is deemed to be fair and appropriate based on the characteristics and needs of the portfolios. Heartland Advisors may, when appropriate, aggregate purchases or sales of securities and allocate such trades among two or more portfolios. By so doing, Heartland Advisors anticipates that it may be able to decrease brokerage and transaction costs to its clients through volume discounts, reduction of brokerage commissions through negotiations not available to purchasers or sellers of smaller volumes of securities, and/or by obtaining the best pricing possible for such trades. In general, investment opportunities are allocated pro rata among clients that have comparable investment objectives and positions where sufficient quantities or trading volumes of a security make such allocation practicable. However, because many of the securities owned by Heartland Advisors' clients have a limited trading market, it may not be possible to purchase or sell a sufficient quantity of securities of a particular issuer at a particular time to allocate pro rata among all clients that have comparable investment objectives and positions. Blocks of such securities, when available, may require immediate purchase decisions by Heartland Advisors prior to allocation of the order among clients. In other instances, because of the nature of the markets for securities with lower volume, it may take a significant period of time to accumulate or dispose of a position in such securities at a price deemed acceptable by Heartland Advisors. In such cases, the price of the security may fluctuate over time and it may be desirable to allocate trades to a particular client or group of clients in order to accumulate or dispose of a position of reasonable size in relation to the size of the account with as little disruption of the market as possible.

     In order to provide for the fair treatment of all clients, while recognizing the inherent need for flexibility, especially in the micro cap and small cap markets and the markets for certain fixed income securities, it is Heartland Advisors' policy to allocate investment opportunities, purchases and sales among clients on a basis that considers the characteristics and needs of the clients, including their respective investment objectives, current securities positions, cash available for investment or cash needs, and similar factors. In general, an aggregated purchase or sale order that is only partially filled will be allocated on either a pro rata or random basis among the clients participating in the order.

     From time to time, Heartland Advisors may take advantage of opportunities to invest in initial public offerings of equity securities ("IPOs") as they arise. In general, a client's portfolio may participate in an IPO allocation if the portfolio manager believes that, to the extent permitted by applicable laws, and based on the client's investment objectives, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, no portfolio will participate in every IPO allocation and certain portfolios may never participate in IPO allocations. IPOs will generally be allocated on a random basis to all participating accounts in a manner that Heartland Advisors believes will lead to a fair and equitable distribution of IPOs over time.

     Heartland Advisors may select, and establish securities accounts and process transactions through one or more securities brokerage firms. It selects brokers and dealers to execute transactions for the purchase or sale of portfolio securities based upon a judgment of their professional capability to provide the service, and in a manner deemed fair and reasonable to clients. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution is a term that refers to many factors. The primary consideration in selecting broker-dealers is prompt and efficient execution of orders in an effective manner at the most favorable price, but a number of other judgmental factors may enter into the decision. These factors may include, for example: knowledge of negotiated commission rates and transaction costs; the nature of the security being purchased or sold; the size of the transaction; historical and anticipated trading volume in the security and security price volatility; and broker and dealer operational capabilities and financial conditions. Among the brokers that may be used are electronic communication networks (ECNs), which are fully disclosed agency brokers that normally limit their activities to electronic execution of securities transactions.

     As permitted by the Securities Exchange Act of 1934, as amended, Heartland Advisors engages in the long-standing investment management industry practice of paying higher commissions to brokers and dealers who provide brokerage and research services ("research services") than to brokers and dealers who do not provide such research services, if such higher commissions are deemed reasonable in relation to the value of research services provided. These types of transactions are commonly referred to as "soft dollar transactions."

     Two different types of research services are typically acquired through these transactions: (i) proprietary research services offered by the broker or dealer executing a trade and (ii) other research services offered by third parties through the executing broker or dealer. Research services that may be obtained by Heartland Advisors through soft dollar transactions include, but are not limited to: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; and services of economic and other consultants concerning markets, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Heartland Advisors also may receive soft dollars on riskless principal transactions in accordance with applicable regulatory requirements.

     Research services so received enable Heartland Advisors to supplement its own research and analysis used in connection with providing advice to its clients as to the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; the furnishing to clients of analyses and reports; and the effecting of securities transactions and performing functions incidental thereto (such as clearance and settlement) on behalf of clients.

     Soft dollar transactions are not effected pursuant to any agreement or understanding with any broker or dealer. However, Heartland Advisors does in some instances request a particular broker or dealer to provide a specific research service which may be proprietary to that firm or produced by a third party and made available by that firm. In such instances, the broker or dealer, in agreeing to provide the research service, frequently will indicate to Heartland Advisors a specific or minimum amount of commissions which it expects to receive by reason of its provision of the particular research service. Although Heartland Advisors does not agree to direct a specific or minimum commission amount to a firm in that circumstance, it does maintain an internal procedure to identify those brokers who provide it with research services and the value of such research services, and endeavors to direct sufficient commissions (including commissions on transactions in fixed income securities effected on an agency basis and dealer selling concessions on new issues of securities) to ensure the continued receipt of research services it feels are useful.

     In a few instances, Heartland Advisors receives from brokers products or services which are used both for investment research and for administrative, marketing, or other non-research or brokerage purposes. Heartland Advisors has a policy of not allocating brokerage business in return for products or services other than brokerage or research services in accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934. In such instances, it makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be defrayed through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid by it in cash.

     Research or brokerage products or services provided by brokers may be used by Heartland Advisors in servicing any or all of its clients, and such research products or services may not neces-sarily be used by it in connection with client accounts which paid commissions to the brokers providing such product or service. In recognition of these factors, clients may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in Heartland Advisors' opinion, this policy furthers the objective of obtaining best price and execution.

     Pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Funds may engage an affiliated person (or an affiliated person of an affiliated person) to act as a broker in connection with purchases or sales of portfolio securities by the Funds, provided that the commission, fee or other remuneration paid to such broker, from any source, does not exceed (a) the usual and customary broker's commission if the transaction is effected on a securities exchange, (b) 2% of the sales price if the transaction is effected in connection with a secondary distribution of such securities, or (c) 1% of the purchase or sale price of such securities if the transaction is otherwise effected. A commission, fee or other remuneration will not be deemed to exceed the "usual and customary" broker's commission if the commission, fee or other remuneration is reasonable and fair compared to the commission, fee or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard does not allow the affiliated broker to receive more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, Heartland's Board of Directors, including a majority of the directors who are not interested persons, has adopted procedures which are reasonably designed to provide that any commission, fee or other remuneration paid to an affiliated broker is consistent with the foregoing standard, and determines at least quarterly that all transactions with affiliated brokers were effected in accordance with such procedures.

     Subject to the above considerations, Heartland Advisors itself effected portfolio transactions as a broker for the Funds until December 31, 2001 when it withdrew its broker-dealer registration.

     Pursuant to a plan adopted by Heartland's Board of Directors under, and subject to the provisions of Rule 10f-3 under the 1940 Act, the Funds may purchase securities during the existence of an underwriting or selling syndicate, when a principal underwriter is an affiliate of the Funds. The plan and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discounts and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

     During the last three fiscal years, the aggregate commissions on portfolio transactions paid by the Funds were as follows:

                                 Year ended December 31,
                             1999         2000          2001
                          ----------   ----------   ----------
Select Value Fund         $   56,430   $   41,017   $  125,204
Value Plus Fund              992,403      587,945   $  176,175
Value Fund                 4,232,124    4,000,041   $3,169,435
Wisconsin Tax Free Fund       10,005       11,432   $        0

     Of the aggregate commissions on portfolio transactions paid by the Funds during the last three fiscal years, the following amounts were paid to Heartland Advisors as broker:

                             Year ended December 31,
                           1999       2000       2001
                          -------   --------   --------
Select Value Fund         $     0   $    750   $      0
Value Plus Fund             4,500     30,075          0
Value Fund                 45,066    230,146    187,278
Wisconsin Tax Free Fund         0          0          0

     For the fiscal year ended 2001, the following table presents additional information regarding brokerage commissions paid to Heartland Advisors:

                                                 % of Aggregate Dollar Amount
                                                    of Transactions Involving
                    % of Aggregate Brokerage         Payment of Commissions
                           Commissions                 Effected through
                    Paid to Heartland Advisors        Heartland Advisors
                    --------------------------   ----------------------------
Select Value Fund                 0%                           0%
Value Plus Fund                   0%                           0%
Value Fund                      5.9%                         5.5%

     The table below shows information on brokerage commissions paid by the Funds to brokers or dealers who supplied research services to Heartland Advisors during the fiscal year ended December 31, 2001:

                                Amount of
                           Commissions Paid to
                                 Brokers
                              or Dealers Who
                            Supplied Research        Total Dollar
                          Services to Heartland    Amount Involved
                                      ---------   in Such Transactions
Fund                           Advisors                 (000's)
-----------------------   ---------------------   --------------------
Select Value Fund                 $ 84,671             $ 22,690
Value Plus Fund                   $114,564             $ 35,349
Value Fund                        $  1,546             $368,847
Wisconsin Tax Free Fund                  0                    0

     Under the 1940 Act, American Physicians Services Group, Inc. may, as of December 31, 2001, have been deemed an affiliated broker-dealer of Heartland Advisors since on that date Heartland Advisors held or controlled more than 5% of its outstanding voting shares. During the Funds' three most recent fiscal years, the Funds placed no portfolio transactions with and paid no broker commissions to American Physicians Services Group, Inc.

                              DESCRIPTION OF SHARES

     Heartland Group, Inc. is a series company, which means the Board of Directors may establish additional series and classes within series, and may increase or decrease the number of shares in each class or series, all without shareholder approval. The Funds are each a separate mutual fund series of Heartland. Currently, seven series are authorized and outstanding, and there is only one class within each series. The authorized common stock of Heartland consists of one billion shares, par value $0.001 per share. Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by the Funds' transfer agent. The investor will have the same rights of ownership with respect to shares as if certificates had been issued.

     Heartland's Articles of Incorporation provide that the assets of each series belong to that series, subject only to the rights of creditors, and that such assets shall be charged with all liabilities in respect of that series and all expenses, costs, charges, and reserves attributable to that series. The Articles further provide that any assets or liabilities not readily identifiable to a series shall be allocated among the various series by or under the supervision of the Board of Directors in such manner and on such basis as the Board, in its sole discretion, deems fair and equitable, and that such allocation shall be conclusive and binding for all purposes. Heartland is aware of no statutory provisions or case law interpreting these or similar provisions or establishing whether the assets of one series may, under any circumstances, be charged with the unsatisfied liabilities allocated to another series. Accordingly, in the event that the liabilities of a series exceed the assets of that series, there is a possibility that the assets of the other series of Heartland could be subject to such excess liabilities.

     Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Heartland may fill vacancies on the Board or appoint new directors; provided, however, that at all times at least two-thirds of the directors have been elected by shareholders. Moreover, pursuant to Heartland's Bylaws, any director may be removed by the affirmative vote of a majority of the outstanding shares of Heartland; and holders of 10% or more of the outstanding shares of Heartland can require that a special meeting of shareholders be called for the purpose of voting upon the question of removal of one or more directors.

     Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new investment advisory agreement), separate votes by series are required.

                               PURCHASES AND SALES

     Determination of Net Asset Value

     Each Fund's shares are sold at the next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price, or, lacking any sales, at the latest bid price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     Securities and other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by Heartland's Board of Directors or its designee.

     Debt Securities. Debt securities are valued by a pricing service approved by Heartland's Board of Directors that uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities purchased with maturities of 60 days or less shall be valued at acquisition cost, plus or minus any amortized discount or premium. Because Heartland Advisors believes that there currently is no uniform methodology for valuing foreign debt, such securities must be valued pursuant to the fair value procedures adopted by Heartland's Board of Directors.

     Illiquid and Thinly Traded Securities. The lack of a liquid secondary market for certain securities may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

     Foreign Investments. In the event that (i) a foreign investment held by a Fund is traded in both a local and foreign form, (ii) each such form may be converted or exchanged for the other, and (iii) Heartland Advisors reasonably determines that the rights and privileges of holders of either form are comparable for valuation purposes, then Heartland Advisors may value the Fund's investment based on the form for which current market quotes are most readily available even if such form is not the form of investment held by the Fund. If Heartland Advisors has reason to believe that circumstances exist which could reasonably be expected to have a material impact on the valuation of one form over the other, such as limitations on the ability to convert or exchange between forms, limitations on foreign ownership of securities or currency regulations, Heartland Advisors shall value the particular investment based on market quotations or a fair value determination with respect to the same form as that held by the Fund.

     On any business day of a Fund on which the principal exchange on which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through Nasdaq, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day's valuation of the security shall be used.

     Redemption-in-Kind

     Each Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities or other Fund assets if Heartland Advisors determines that existing conditions make cash payments undesirable. If redemptions were made in kind, the redeeming shareholders may incur a gain or loss for tax purposes and transaction costs.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes as a regular corporation to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

     Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net investment income and the net realized capital gains and losses of one series are not combined with those of another series in the same company.

     To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code.

                             PERFORMANCE INFORMATION

     General

     From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment. "Total return" of a Fund refers to the annual average return for 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

     Performance information should be considered in light of a particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

     Total Return

     A Fund's average annual total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV
     Where:

               P =      a hypothetical initial payment of $1,000;
               T =      average annual total return;
               n =      number of years; and
               ERV =    ending redeemable value for a hypothetical $1,000
                        payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

     In some circumstances a Fund may advertise its total return for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The average annual total returns for the Funds for the one, five and ten-year periods, or, if less, from commencement of operations through December 31, 2001 are as follows:

                                                         10 Years, or,
                                                         if Less, From
                                                         Commencement
             Fund                   1 Year    5 Years    of Operations
--------------------------------    ------    -------    -------------
Select Value Fund (10/11/96)        16.43%     14.16%       14.58%
Value Plus Fund (10/26/93)          34.76%     7.80%        11.42%
Value Fund                          29.45%     12.49%       17.15%
Wisconsin Tax Free Fund (4/3/92)     5.23%     4.49%         5.37%

     A Fund may also advertise its cumulative total return, which represents the simple change in value of an investment in the Fund over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     Average Annual Total Return (After Taxes on Distributions)

     A Fund's average annual total return after taxes on distribution is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)n = ATVD

     Where:

     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return (after taxes on distributions).
     n =       number of years.
     ATVD =    ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     The average annual total returns after taxes on distribution for the Funds for the one, five and ten-year periods, or, if less, from commencement of operations through December 31, 2001 are as follows:

                                                      10 Years, or,
                                                      if Less, From
                                                      Commencement
             Fund                  1 Year   5 Years   of Operations
--------------------------------   ------   -------   -------------
Select Value Fund (10/11/96)       16.03%    12.82%      13.29%
Value Plus Fund (10/26/93)         34.11%     6.05%       9.33%
Value Fund                         25.58%    10.22%      14.78%
Wisconsin Tax Free Fund (4/3/92)    5.23%     4.49%       5.37%

     Average Annual Total Return (After Taxes on Distributions and Redemption)

     A Fund's average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation) that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1 + T)n = ATVDR

     Where:

     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return (after taxes on distributions
     n =       and redemption). number of years.
     ATVDR =   ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

     The average annual total returns after taxes on distributions and redemptions for the Funds for the one, five and ten-year periods, or, if less, from commencement of operations through December 31, 2001 are as follows:

                                                      10 Years, or,
                                                      if Less, From
                                                      Commencement
            Fund                   1 Year   5 Years   of Operations
-------------------------------    ------   -------   -------------
Select Value Fund (10/11/96)       10.08%    11.03%      11.45%
Value Plus Fund (10/26/93)         21.12%     5.45%       8.42%
Value Fund                         20.44%     9.61%      13.82%
Wisconsin Tax Free Fund (4/3/92)    5.07%     4.61%       5.35%

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     Yield

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                   [GRAPHIC]

     Where:

     a =       dividends and interest earned during the period;
     b =       expenses accrued for the period (net of reimbursements);
     c =       the average daily number of shares outstanding during the period that were entitled to receive dividends; and
     d =       the maximum offering price per share on the last day of
               the period.

     Taxable equivalent yield is computed by dividing that portion of the yield of a Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of such Fund that is not tax-exempt.

     Although they may do so in the future, the Select Value, Value Plus and Value Funds typically have not advertised their yields. The yield and taxable equivalent yield for the Wisconsin Tax Free Fund for the 30 days ended December 31, 2001, were as follows:

                          30-Day Yield ended December 31, 2001   Taxable Equivalent Yield
                          ------------------------------------   ------------------------
Wisconsin Tax Free Fund                   4.41%                          8.02% /(1)/

----------
(1) Based on a combined Wisconsin tax rate of 6.75% and a 2001 blended federal tax rate, adjusted for the maximum phase-out of itemized deductions and personal exemptions and adjusted to reflect the deductibility of state taxes, resulting in an effective combined rate of 45.03%. The 2001 blended federal tax rate includes certain rate reductions effective July 1, 2001.

     Comparisons and Media Mentions/Recognition

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. The comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     A Fund may also note or describe (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Barron's                       Los Angeles Times
Bloomberg Personal Finance     The Milwaukee Business Journal
Business Week                  Milwaukee Journal Sentinel
Changing Times                 Milwaukee Magazine
Chicago                        Money
Chicago Tribune                The Mutual Fund Letter
Chicago Sun-Times              Mutual Fund Values (Morningstar)
Crain's Chicago Business       Newsweek
Consumer Reports               The New York Times
Consumer Digest                Pensions and Investments
Dow Jones Newswires            Personal Investor
Financial Planning             Smart Money
FA Advisor                     Time
Fidelity Navigator             USA Today
Forbes                         U.S. News and World Report
Fortune                        The Wall Street Journal
Institutional Investor         Value Line
Investment News                Worth
Investor's Daily
Kiplinger's Personal Finance

     When a newspaper, magazine or other publication mentions the Adviser or a Fund, such mention may include: (i) listings of some or all of a Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by a Fund, including price-to-earnings, price-to-sale, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; (iii) descriptions of the economic and market outlook generally and for a Fund, in the view of a portfolio manager or the Adviser; and (iv) information about a Fund's performance, including information about honors, awards or other recognition received by that Fund based on the Fund's performance or other characteristic, comparisons of that Fund to other mutual funds and the criteria used in determining the honor, award or recognition. In the August 20, 2001 edition of Forbes Magazine, Heartland Value Fund was named to the Forbes Honor Roll. According to Forbes, the Honor Roll recognizes a short list of mutual funds that they regard as their "gold standard - doing well in both bullish and bearish markets over the long term." The funds are chosen based on the following five criteria: (1) capital preservation; (2) continuity of management, meaning a minimum tenure of six years; (3) portfolio diversification; (4) accessibility, meaning that the fund must be open to new investors; and (5) long-term performance, as measured by after-tax results since October 31, 1990. Forbes rates funds separately in both up and down market cycles. Funds are rated against their peers and are awarded letter grades (A+ to F) based on their performance during bull and bear markets. Market cycles are defined by an index or blend of indices. Stock funds, like Heartland Value Fund, are rated against the S&P 500 over four bullish and bearish cycles. In its August 20, 2001 edition, Forbes rated the Heartland Value Fund a "B" during bullish cycles and an "A" during bearish cycles.

     Various newspapers and publications including those listed above may also made mention of a Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including the information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

     Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Funds may be compared to market indexes or averages, including, but not limited to the indices referred to in the Funds' prospectuses. The Funds' performance may also be compared to mutual fund industry indexes or averages, including, but not limited to those published by Lipper Inc., Morningstar, Inc. and Value Line.

     Lipper and Morningstar, Inc. ("Morningstar") classify, calculate and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should a service reclassify a Fund to a different category or develop (and place a Fund into) a new category, each Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Funds may compare their performance or ranking against all funds tracked by an independent service, and may cite its ratings, recognition or other mention by such service or any other entity.

     Lipper also designates funds as Lipper Leaders in the categories of Consistent Return and Preservation. The Consistent Return designation reflects the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the previous three years ended. The Preservation designation reflects the degree of a fund's historical success in avoiding periods of losses relative to other funds within the same asset class for the previous three years. The Preservation designation is relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Both designations are subject to change every month. Twenty percent of funds analyzed are designated as Lipper Leaders for each category.

     Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. For any fund with at least a three-year performance history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Funds may use Ibbotson's historical data regarding the Consumer Price Index. The Funds may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by the Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity stocks, growth stocks (small-capitalization, large-capitalization or both) and value stocks (small-capitalization, large-capitalization or both).

                              FINANCIAL STATEMENTS

     The financial statements, related notes and related reports of PricewaterhouseCoopers, LLP, independent public accountants, contained in the Annual Reports to Shareholders of the Funds as of December 31, 2001 and for the fiscal year then ended are hereby incorporated by reference. Copies of the Funds' Annual Reports may be obtained without charge by writing to Heartland, 789 North Water Street, Milwaukee, Wisconsin 53202, by calling 1-800-432-7856 or
(414) 289-7000, or by visiting the Heartland website at www.heartlandfunds.com.

                            Part C. Other Information

Item 23   Exhibits
-------   --------

(a.1)     Articles of Incorporation/(4)/

(a.2) Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Nebraska Tax Free Fund/(3)/

(a.3) Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Small Cap Contrarian Fund, and to create a series known as the Heartland Taxable Short Duration Municipal Fund/(5)/

(a.4) Certificate of Correction to Articles Supplementary to correct the name of the Heartland Taxable Short Duration Municipal Fund and to correct the provision regarding a small account fee/(7)/

(a.5) Articles Supplementary to add a provision regarding an early redemption fee/(7)/

(a.6) Articles of Amendment to change the name of the Heartland U.S. Government Securities Fund series to the Heartland Government Fund/(7)/

(a.7) Articles of Amendment to change the name of the Heartland Large Cap Value Fund series to the Heartland Select Value Fund/(7)/

(a.8) Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Mid Cap Value Fund/(7)/

(b.1)     Amended and Restated Bylaws/(4)/

(b.2)     Amendment of Bylaws/(7)/

(c.1) Articles Sixth through Eighth and Article Tenth of the Articles of Incorporation (see Exhibit (a.1))

(c.2)     Articles Supplementary (see Exhibits a.2, a.3 and a.8)

(c.3)     Articles II, VI, IX and X of the Bylaws (see Exhibit (b))

(d.1)     Investment Advisory Agreement for the Heartland Value Fund/(4)/

(d.2) Investment Advisory Agreement for Heartland U.S. Government, Wisconsin Tax Free, Value Plus, Mid Cap Value and Large Cap Value Funds/(2)/

(d.3) Amended Schedule A to Investment Advisory Agreement adding Heartland Short Duration High-Yield Municipal and Heartland High-Yield Municipal Bond Funds/(2)/

(d.4) Investment Management Agreement for the Heartland Taxable Short Duration Municipal Fund/(5)/

(e.1) Distribution Agreement between Heartland Group, Inc. and Heartland Advisors, Inc./(1)/

(e.2) Amendment No. 1 to Distribution Agreement between Heartland Group, Inc. and Heartland Advisors, Inc./(1)/

(e.3)     Form of Selected Dealer Agreement/(4)/

(e.4)     Form of Selling Agreement for Banks/(4)/

(e.5) Distribution Agreement for the Heartland Taxable Short Duration Municipal Fund/(5)/

(e.6) Distribution Agreement between Heartland Group, Inc. and Heartland Investor Services, LLC/(10)/

(e.7)     Form of Dealer Agreement/(10)/

(e.8)     Form of Shareholder Services Agreement/(10)/

(f)       Not applicable

(g)       Custodian Agreement/(4)/

(h.1)     Transfer Agent/Dividend Disbursing Agent Agreement with Firstar/(4)/

(h.2) Transfer and Dividend Disbursing Agency Agreement with BISYS Fund Services Ohio, Inc./(10)/

(h.3)     Heartland Group, Inc.'s Rule 10f-3 Plan/(4)/

(h.4)     Administration Agreement/(5)/

(h.5)     Accounting and Bookkeeping Agreement/(5)/

(h.6)     Fund Accounting Agreement/(9)/

(h.7) Form of Sub-Transfer Agency Agreement for Employee Benefit Plan Services/(10)/

(i)       Opinion of Counsel/(7)/

(j.1-a) Consent of Independent Accountants regarding Heartland Select Value, Value Plus and Value Funds

(j.1-b) Consent of Independent Accountants regarding Heartland Wisconsin Tax Free Fund

(j.2)     Consent of Counsel

(k)       Not applicable

(l)       Not applicable

(m.1) Heartland Group Inc.'s Amended and Restated Rule 12b-1 Plan (as of March 1, 1999)/(6)/

(m.2)     Form of Related Distribution Agreement for Rule 12b-1 Plan/(6)/

(n)       Not applicable

(o)       Not applicable

(p)(1)    Heartland Group, Inc.'s and Heartland Advisors, Inc.'s Code of
          Ethics/(8)/

(p)(2)    Heartland Investor Services, LLC's Code of Ethics/(10)/

--------
/(1)/ Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Registrant filed on or about August 9, 1996.

/(2)/ Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Registrant filed on or about October 18, 1996.

/(3)/ Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Registrant filed on or about January 30, 1997.

/(4)/ Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Registrant filed on or about October 13, 1998.

/(5)/ Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Registrant filed on or about October 15, 1998.

/(6)/ Incorporated by reference to Post-Effective Amendment No. 38 to the
     Registration Statement on Form N-1A of Registrant filed on or about February 26, 1999.

/(7)/ Incorporated by reference to Post-Effective Amendment No. 39 to the
     Registration Statement on Form N-1A of Registrant filed on or about October 6, 1999.

/(8)/ Incorporated by reference to Post-Effective Amendment No. 41 to the
     Registration Statement on Form N-1A of Registrant filed on or about March 2, 2000.

/(9)/ Incorporated by reference to Post-Effective Amendment No. 42 to the
     Registration Statement on Form N-1A of Registrant filed on or about March 2, 2001.

/(9)/ Incorporated by reference to Post-Effective Amendment No. 43 to the
     Registration Statement on Form N-1A of Registrant filed on or about March 1, 2002.

Item 24. Persons Controlled by or Under Common Control with the Fund
         -----------------------------------------------------------

     Not Applicable. See "Control Persons and Principal Holders of Securities" in Part B.

Item 25. Indemnification
         ---------------

     Reference is made to Article IX of the Fund's Amended and Restated Bylaws filed as Exhibit (b) to Post-Effective Amendment No. 35 to the Fund's Registration Statement with respect to the indemnification of the Fund's directors and officers, which is set forth below:

     Section 9.1. Indemnification of Officers, Directors, Employees and Agents.
                  ------------------------------------------------------------
The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

     (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

     (b)  the Corporation shall not indemnify any person unless:

          (1)  the court or other body before which the Proceeding was brought
               (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

          (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or
               (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph
               (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

          Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

          (1)  such person shall provide adequate security for his undertaking;

          (2) the Corporation shall be insured against losses arising by reason of such advance; or

          (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

     Section 9.2. Insurance of Officers, Directors, Employees and Agents. The
                  ------------------------------------------------------
Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

     Reference is made to Section 6 of the Fund's Distribution Agreement with Heartland Investor Services, LLC filed as Exhibit (e)(6) to Post-Effective Amendment No. 43 to the Fund's Registration Statement with respect to the indemnification of the Fund's directors and officers, which is set forth below:

     Section 6. Indemnification.
                ---------------

     (a) The Distributor agrees to indemnify and hold harmless the Fund and each of its present or former directors, officers, employees, representatives and each person, if any, who controls or previously controlled the Fund within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, damages, claims or expenses (including the reasonable costs of investigating or defending any alleged loss, liability, damage, claims or expense and reasonable legal counsel fees incurred in connection therewith) to which the Fund or any such person may become subject under the 1933 Act, under any other statute, at common law, or otherwise, arising out of the acquisition of any Shares by any person which (i) may be based upon any wrongful act by the Distributor or any of the Distributor's directors, officers, employees or representatives, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, shareholder report or other information covering Shares filed or made public by the Fund or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Fund by the Distributor. In no case (i) is a Distributor's indemnity in favor of the Fund, or any person indemnified to be deemed to protect the Fund or such indemnified person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of his obligations and duties under this Agreement or (ii) is the Distributor to be liable under its indemnity agreement contained in this Paragraph with respect to any claim made against the Fund or any person indemnified unless the Fund or such person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or upon such person (or after the Fund or such person shall have received notice to such service on any designated agent). However, failure to notify the Distributor of any such claim shall not relieve the Distributor from any such liability which the Distributor may have to the Fund or any person against whom such action is brought otherwise than on account of the Distributor's indemnity agreement contained in this Paragraph.

          The Distributor shall be entitled to participate, at its own expense, in the defense, or, if the Distributor so elects, to assume the defense of any suit brought to enforce any such claim, but, if the Distributor elects to assume the defense, such defense shall be conducted by legal counsel chosen by the Distributor and satisfactory to the Fund, to the persons indemnified defendant or defendants, in the suit. In the event that the Distributor elects to assume the defense of any such suit and retain such legal counsel, the Fund, the persons indemnified defendant or defendants in the suit, shall bear the fees and expenses of any additional legal counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, the Distributor will reimburse the Fund and the persons indemnified defendant or defendants in such suit for the reasonable fees and expenses of any legal counsel retained by them. The Distributor agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its officers, employees or representatives in connection with the issue or sale of any Shares.

          In addition, the Fund maintains an Investment Advisor/Mutual Fund Professional Liability insurance policy with a $10 million limit of liability under which the Fund and its affiliate, Heartland Advisors, Inc., and each of their respective directors and officers are named insureds.

          Subject to and limited by the provisions of Section 17(h) of the Investment Company Act, to the extent the independent directors of the Fund would be entitled to indemnification and/or coverage pursuant to the Fund's Bylaws, Maryland law and/or the applicable insurance policy, Heartland Advisors, Inc. and its parent, Heartland Holdings, Inc., have agreed to indemnify and hold harmless the independent directors of the Fund from and against liability and other expenses in connection with certain legal matters related to the Heartland Short Duration High-Yield Municipal Fund and Heartland High-Yield Municipal Bond Fund.

          The Fund undertakes that insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------

     Heartland Advisors, Inc.

     Heartland Advisors, Inc. acts as the investment advisor to four of the Heartland Funds (Select Value, Value Plus, Value and Wisconsin Tax Free Funds). William J. Nasgovitz, a director and President of Heartland Group, Inc., is a controlling person of Heartland Advisors through his indirect ownership of a majority of its voting common stock. Mr. Nasgovitz has indicated he intends to retain control of Heartland Advisors, Inc. through continued indirect ownership of a majority of its outstanding voting stock.

     Set forth below is a list of the officers and directors of Heartland Advisors, Inc. as of May 1, 2002, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                              POSITION AND OFFICES WITH
NAME                           HEARTLAND ADVISORS, INC.                          OTHER
--------------------    -------------------------------------   ----------------------------------
William J. Nasgovitz    President and Chief Executive Officer   President and Director, Heartland
                                                                Group, Inc.

Paul T. Beste           Chief Operating Officer                 Vice President, Heartland Group,
                                                                Inc. since September 1998;
                                                                Principal Accounting Officer until
                                                                June 2000.

Jilaine Hummel Bauer    Senior Vice  President,  General        Vice President, Heartland Group,
                        Counsel and Secretary                   Inc. since January 1998;
                                                                Secretary, Heartland Group, Inc.
                                                                since August 1999

Nicole J. Best          Senior Vice President and Treasurer     Treasurer and Principal Accounting
                                                                Officer, Heartland Group, Inc.
                                                                since March 2001.

Eric J. Miller          Senior Vice President                   None
M. Gerard Sandel        Senior Vice President                   None
Kevin D. Clark          Senior Vice President                   None
David C. Fondrie        Vice President                          None
Doc R. Hathaway         Vice President                          None
Matthew J. Miner        Vice President                          None
Kimberly R. O'Connor    Vice President                          None
Derek J. Pawlak         Vice President                          None
Aaron A. Picard         Vice President                          Relationship Manager, Lyon Street
                                                                Asset Management, from 1999 to
                                                                August 2000

                   POSITION AND OFFICES WITH HEARTLAND
NAME                           ADVISORS, INC.              OTHER
----              --------------------------------------   -----
Angel L. Pingel   Vice President and Assistant Treasurer   None
Vicki O. Gimson   Assistant Secretary                      None

Item 27. Principal Underwriters
         ----------------------

     (a) Heartland Investor Services, LLC acts as the principal underwriter and distributor of the shares of each of the Heartland Funds. Heartland Investor Services, LLC does not currently act as the principal underwriter or distributor for any open-end mutual funds other than the Heartland Funds.

     (b) Set forth below is certain information regarding the officers and directors of Heartland Investor Services, LLC as of May 1, 2002, (unless otherwise noted, their principal business address is 3435 Stelzer Road, Columbus, Ohio 43219):

NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH            POSITIONS AND OFFICES
BUSINESS ADDRESS     UNDERWRITER                           WITH HEARTLAND GROUP, INC.
------------------   -----------------------------------   --------------------------
Lynn J. Mangum       Director                              None
William J. Tomko     President                             None
Kevin J. Dell        Secretary                             None
Edward S. Forman     Assistant Secretary                   None
Dennis R. Sheehan    Director/Treasurer                    None
Olusegun T. Lawal    Financial Operations Officer          None
Charles L. Booth     Vice President/Assistant Compliance   None
                     Officer
Richard F. Froio     Chief Compliance Officer              None

     (c) Heartland Investor Services, LLC did not receive any commissions or other compensation from any of the Heartland Funds during the fiscal year ended December 31, 2001.

Item 28. Location of Accounts and Records
         --------------------------------

     (a)  Heartland Group, Inc.
          789 North Water Street
          Milwaukee, Wisconsin 53202

     (b)  BISYS Fund Services Ohio, Inc.
          3435 Stelzer Road
          Columbus, Ohio 43219

          Heartland Investor Services, LLC
          3435 Stelzer Road
          Columbus, Ohio 43219

          Heartland Investor Services, LLC
          789 North Water Street
          Milwaukee, Wisconsin 53202

     (c)  U.S. Bank Institutional Trust & Custody
          425 Walnut Street, 6th Floor
          Cincinnati, Ohio 45202

Item 29. Management Services
         -------------------

     Not applicable

Item 30. Undertakings
         ------------

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 2nd day of May, 2002.

                                          HEARTLAND GROUP, INC.


                                          By: /s/ William J. Nasgovitz
                                             -----------------------------------
                                             William J. Nasgovitz, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on the 2nd day of May, 2002, by or on behalf of the following persons in the capacities indicated.

SIGNATURE                            TITLE
---------                            -----


/s/ William J. Nasgovitz            Director and President (Chief Executive
----------------------------------   Officer)
William J. Nasgovitz


/s/ Nicole J. Best                   Treasurer and Principal Accounting Officer
----------------------------------   (Chief Financial and Accounting Officer)
Nicole J. Best


/s/ Hugh F. Denison*                 Director
----------------------------------
Hugh F. Denison


/s/ A. Gary Shilling*                Director
----------------------------------
A. Gary Shilling


/s/ Jon D. Hammes*                   Director
----------------------------------
Jon D. Hammes


/s/ Allan H. Stefl*                  Director
----------------------------------
Allan H. Stefl


/s/ Linda F. Stephenson*             Director
----------------------------------
Linda F. Stephenson


*By: /s/ William J. Nasgovitz
    ------------------------------
    William J. Nasgovitz
    Pursuant to Powers of Attorney

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Description
-----------   -----------
(j.1-a)       Consent of Independent Accountants regarding Heartland Select
              Value, Value Plus and Value Funds

(j.1-b) Consent of Independent Accountants regarding Heartland Wisconsin Tax Free Fund

(j.2)         Consent of Counsel